                                                                   EXHIBIT 10.19

                               EXHIBIT 1, SHEET 1
                                 Two Apple Hill
                              598 Worcester Street
                              Natick, Massachusetts
                                (the "Building")

Execution Date:                  April 9, 1999

Tenant:                          Servicesoft Technologies, Inc.
                                          (name)

                                 a Delaware corporation
                                 (description of business organization)

                                 50 Cabot Street, Needham,
                                 Massachusetts 02194
                                 (principal place of business - mailing address)

Landlord:                        Metropolitan Life Insurance Company. Mailing
                                 Address: SSR Realty Advisors, Inc., One North
                                 Broadway, Suite 500, White Plains, New York
                                 10601, Attn: Director of Asset Management.
                                 Additional Notice Address: SSR Realty Advisors,
                                 Inc., One North Broadway, Suite 500, White
                                 Plains, New York 10601, Attn: Legal Department.


Building:                        The Building in the Town of Natick,
                                 Massachusetts, known as Two Apple Hill, located at 598 Worcester Street.

Art. 2   Premises:               An area on the third (3rd) floor of the
                                 Building, substantially as shown on Lease Plan,
                                 Exhibit 2

Art. 3.1  Specified Commencement Date: June 1, 1999


Art. 3.2  Termination Date: Five (5) years after the Term Commencement Date


Art. 4.3  Final Plans Date: April 15, 1999

Art. 5   Use of Premises:  General business offices

Art. 6   Yearly Rent:

                Lease Year(1)               Yearly Rent                Monthly Payment

                    1 - 3                   $662,500.08                  $55,208.34

                      4                     $687,500.04                  $57,291.67

                      5                     $700,000.08                  $58,333.34

--------

1 For the purposes of this Lease, "Lease Year" shall be defined as any twelve-(12)-month period during the term of the Lease, commencing as of the Term Commencement Date, or as of any anniversary of the Term Commencement Date.

                               EXHIBIT 1, SHEET 2
                                 Two Apple Hill
                              598 Worcester Street
                              Natick, Massachusetts
                                (the "Building")

                     Tenant: Servicesoft Technologies, Inc.
                          Execution Date: April 9, 1999

Art. 7       Total Rentable Area: Approximately 25,000 square feet

             Building Total Rentable Area:      125,000 square feet

Art. 8 Electric current will be furnished by Landlord to Tenant. In consideration of Landlord providing electric current to Tenant during the term of the Lease, in accordance with Article 8.1, Tenant shall pay to Landlord, as additional rent, at the same time and in the same manner as Yearly Rent is paid under the Lease, electricity rent ("Electricity Rent") in the initial amount of $31,250.04 per annum (i.e., a monthly payment of $2,604.17), subject to increase in accordance with Article 8.1(b).

Art. 9       Operating and Tax Escalation:

             Operating Costs in the Base Year:  The actual amount of Operating
                                                Costs for the first Lease Year

             Tax Base: The actual amount of Taxes for fiscal/tax year 2000
                       (i.e., July 1, 1999 - June 30, 2000)

             Tenant's Proportionate Share: Approximately 20.0%

Art. 29.3    Broker:         Lynch, Murphy, Walsh & Partners, Inc.


Art. 29.5    Arbitration:    Massachusetts, Superior Court

             Exhibit Dates: Lease Plan, Exhibit 2, dated April 9, 1999

LANDLORD:                                                     TENANT:
METROPOLITAN LIFE INSURANCE COMPANY         SERVICESOFT TECHNOLOGIES, INC.
On behalf of a co-mingled separate
account

By:      SSR Realty Advisors, Inc.,
         its Investment Advisor

By: : /s/ ILLEGIBLE                         By:  /s/ ILLEGIBLE
     -------------------------------           ---------------------------
         (Name) (Title)                        (Name) (title)
         Hereunto Duly Authorized              Hereunto Duly Authorized
         Date Signed:  4/23/99                 Date Signed:  4/15/99
                      ----------                            ---------------

JOHN F. LOEHR
MANAGING DIRECTOR

                                    CONTENTS

 1.     REFERENCE DATA.........................................................     1
 2.     DESCRIPTION OF PREMISES  ..............................................     1
 2.1    Demised Premises  .....................................................     1
 2.2    Appurtenant Rights  ...................................................     1
 2.3    Exclusions and Reservations  ..........................................     1
 3.     TERM OF LEASE
 3.1    Definitions............................................................     2
 3.2    Habendurn  ............................................................     2
 3.3    Declaration Fixing Term Commencement Date  ............................     2
 4.     READINESS FOR OCCUPANCY - ENTRY BY TENANT
        PRIOR TO TERM COMMENCEMENT DATE  ......................................     2
 4.1    Completion Date - Delays  .............................................     3
 4.2    When Premises Deemed Ready  ...........................................     3
 4.3    Plans and Specifications  .............................................     3
 4.4    Preparation of Premises  ..............................................     4
 4.5    Quality and Cost of Materials  ........................................     4
 4.6    Tenant's Delay - Additional Costs  ....................................     4
 4.7    Entry by Tenant Prior to Term Commencement Date  ......................     5
 4.8    Conclusiveness of Landlord's Performance  .............................     5
 4.9    Tenant Payments of Construction Cost  .................................     5
 5.     USE OF PREMISES  ......................................................     5
 5.1    Permitted Use  ........................................................     5
 5.2    Prohibited Uses  ......................................................     5
 5.3    Licenses and Permits  .................................................     6
 6.     RENT:  ................................................................     6
 7.     RENTABLE AREA - ADJUSTMENT OF RENT  ...................................     6
 8.     SERVICES FURNISHED BY LANDLORD  .......................................     6
 8.1    Electric Current.......................................................
 8.2    Water..................................................................
 8.3    Elevators, Heat, Cleaning  ............................................     7
 8.4    Air Conditioning  .....................................................     8
 8.5    Additional Heat, Cleaning and
        Air Conditioning Services  ............................................     8
 8.6    Additional Air Conditioning Equipment  ................................     8
 8.7    Repairs................................................................     9
 8.8    Interruption or Curtailment of Services  ..............................     9
 8.9    Energy Conservation  ..................................................     9
 8.10   Miscellaneous  ........................................................    10
 9.     ESCALATION  ...........................................................    10
 9.1    Definitions  ..........................................................    10
 9.2    Tax Excess  ...........................................................    13
 9.3    Operating Expense Excess  .............................................    13
 9.4    Part Years  ...........................................................    14
 9.5    Effect of Taking  .....................................................    14
 9.6    Adjustment of Operating Costs Base Upon Vacancy  ......................    14
 9.7    Survival  .............................................................    14
 10.    CHANGES OR ALTERATIONS BY LANDLORD  ...................................    14
 11.    FIXTURES, EQUIPMENT AND IMPROVEMENTS - REMOVAL BY TENANT  .............    15
 12.    ALTERATIONS AND IMPROVEMENTS BY TENANT  ...............................    15
 13.    TENANT'S CONTRACTORS - MECHANIC'S AND OTHER LIENS STANDARD OF
        TENANT'S PERFORMANCE - COMPLIANCE WITH LAWS ...........................    16
 14.    REPAIRS BY TENANT - FLOOR LOAD  .......................................    17
 14.1   Repairs by Tenant  ....................................................    17


 14.2   Floor Load - Heavy Machinery  .........................................    17
 15.    INSURANCE, INDEMNIFICATION, EXONERATION AND EXCULPATION  ..............    17
 15.1   General Liability Insurance  ..........................................    17
 15.2   Certificates of Insurance  ............................................    17
 15.3   General................................................................    18
 15.4   Property of Tenant  ...................................................    18
 15.5   Bursting of Pipes, etc .  .............................................    19
 15.6   Repairs and Alterations - No Diminution  ..............................    19
        of Rental Value
 16.    ASSIGNMENT, MORTGAGING AND SUBLETTING  ................................    19
 17.    MISCELLANEOUS COVENANTS  ..............................................    22
 17.1   Rules and Regulations  ................................................    22
 17.2   Access to Premises - Shoring  .........................................    23
 17.3   Accidents to Sanitary and Other Systems  ..............................    23
 17.4   Signs, Blinds and Drapes  .............................................    24
 17.5   Estoppel Certificate  .................................................    24
 17.6   Prohibited Materials and Property  ....................................    24
 17.7   Requirements of Law - Fines and Penalties  ............................    25
 17.8   Tenant's Acts - Effect on Insurance  ..................................    25
 17.9   Miscellaneous  ........................................................    25
 18.    DAMAGE BY FIRE, ETC  ..................................................    25
 19.    WAIVER OF SUBROGATION  ................................................    26
 20.    CONDEMNATION - EMINENT DOMAIN  ........................................    27
 21.    DEFAULT  ..............................................................    28
 21.1   Conditions of Limitation - Re-entry - Termination....................      28
 21.2   Intentionally Omitted  ................................................    29
 21.3   Damages - Termination  ................................................    29
 21.4   Fees and Expenses  ....................................................    30
 21.5   Waiver of Redemption  .................................................    30
 21.6   Landlord's Remedies Not Exclusive  ....................................    30
 21.7   Grace Period  .........................................................    30
 22.    END OF TERM - ABANDONED PROPERTY  .....................................    31
 23.    SUBORDINATION  ........................................................    32
 24.    QUIET ENJOYMENT  ......................................................    33
 25.    ENTIRE AGREEMENT - WAIVER - SURRENDER  ................................    34
 25.1   Entire Agreement ......................................................    34
 25.2   Waiver by Landlord  ...................................................    34
 25.3   Surrender  . ..........................................................    34
 26.    INABILITY TO PERFORM - EXCULPATORY CLAUSE  ............................    34
 27.    BILLS AND NOTICES  ....................................................    35
 28.    PARTIES BOUND - SEIZING OF TITLE  .....................................    36
 29.    MISCELLANEOUS  ........................................................    36
 29.1   Separability  .........................................................    36
 29.2   Captions, etc.  .......................................................    36
 29.3   Broker  ...............................................................    36
 29.4   Modifications  ........................................................    36
 29.5   Arbitration  ..........................................................    36
 29.6   Governing Law  ........................................................    37
 29.7   Assignment of Rents  ..................................................    37
 29.8   Representation of Authority  ..........................................    37
 29.9   Expenses Incurred by Landlord Upon Tenant Requests  ...................    37
 29.10  Survival  .............................................................    38

EXHIBITS
Exhibit 2 Lease Plan
Exhibit 3 Building Standard Items
Exhibit 4 Building Services
Exhibit 5 Description of Landlord's Work
              Rider to Lease

         THIS INDENTURE OF LEASE made and entered into on the Execution Date as stated in Exhibit I and between the Landlord and the Tenant named in Exhibit 1.

Landlord does hereby demise and lease to Tenant, and Tenant does hereby hire and take from Landlord, the premises hereinafter mentioned and described (hereinafter referred to as "premises"), upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease for the term hereinafter stated:

1.  REFERENCE DATA

         Each reference in this Lease to any of the terms and titles contained in any Exhibit attached to this Lease shall be deemed and construed to incorporate the data stated under that term or title in such Exhibit.

2.  DESCRIPTION OF DEMISED PREMISES

         2.1 Demised Premises. The premises are that portion of the Building as described in Exhibit I (as the same may from time to time be constituted after changes therein, additions thereto and eliminations therefrom pursuant to rights of Landlord hereinafter reserved) and is hereinafter referred to as "Building", substantially as shown hatched or outlined on the Lease Plan (Exhibit 2) hereto attached and incorporated by reference as a part hereof

         2.2 Appurtenant Rights. Tenant shall have, as appurtenant to the premises, rights to use in common, with others entitled thereto, subject to reasonable rules from time to time made by Landlord of which Tenant is given notice; (a) the common lobbies, hallways, stairways and elevators of the Building, serving the premises in common with others, (b) common walkways necessary for access to the Building, and (c) if the premises include less than the entire rentable area of any floor, the common toilets and other common facilities of such floor; and no other appurtenant rights or easements. Landlord by the service provider of fees assessed by Landlord in its sole discretion.

         As of the Execution Date of this Lease, there are 3.5 parking spaces in the surface parking lot and in the adjacent parking garage designated for use by the tenants of the Building for every 1,000 square feet of Building Total Rentable Area (as defined in Exhibit 1). Nothing contained in the Lease shall prohibit or otherwise restrict Landlord from changing, from time to time, following notice to Tenant, the location, layout or type of such parking areas, provided that Landlord shall not, except as required by law or by takings, reduce the number of parking spaces available for such tenants' use by more than five (5%) percent. Subject to reasonable rules from time to time made by Landlord of which Tenant is given at least ten (10) days prior written notice, Tenant shall have the right, in common with all other tenants of the Building, to use such parking areas, without charge, on a first-come first-served basis. The parties acknowledge that Landlord shall have no obligation to Tenant to police the use of said parking spaces; however, Landlord may implement systems, as Landlord deems fit, to monitor the use of the surface parking lot.

         2.3 Exclusions and Reservations. All the perimeter walls of the premises except the inner surfaces thereof, any balconies (except to the extent same are shown as part of the premises on the Lease Plan (Exhibit 2)), terraces or roofs adjacent to the premises, and any space in or adjacent to the premises used for shafts, stacks, pipes, conduits, wires and appurtenant fixtures, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as the right of access through the premises for the purposes of operation, maintenance, decoration and repair, are expressly excluded from the premises and reserved to Landlord.

3.  TERM OF LEASE

         3.1 Definitions. As used in this Lease the words and terms which follow mean and include the following:

             (a) "Specified Commencement Date" - The date (as stated in Exhibit
1) on which it is estimated that the premises will be ready for Tenant's occupancy for its use as stated in Exhibit 1.

             (b) "Term Commencement Date" - The "Term Commencement Date" is the date on which the premises are ready for Tenant's occupancy (as defined in Article 4.2) for use as set forth in Exhibit 1. If the premises are not ready for such occupancy but if, pursuant to permission therefor duly given by Landlord, Tenant takes possession of the whole or any part of the premises for use as set forth in Exhibit 1, "Term Commencement Date" shall be the date on which Tenant takes such possession.

         3.2 Habendum. TO HAVE AND TO HOLD the premises for a term of years commencing on the Term Commencement Date and ending on the Termination Date as stated in Exhibit I or on such earlier date upon which said term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of this Lease or pursuant to law (which date for the termination of the terms hereof will hereafter be called "Termination Date"). Notwithstanding the foregoing, if the Termination Date as stated in Exhibit I shall fall on other than the last day of a calendar month, said Termination Date shall, at the option of Landlord, be deemed to be the last day of the calendar month in which said Termination Date occurs.

         3.3 Declaration Fixing Term Commencement Date. As soon as may be after the execution date hereof, each of the parties hereto agrees, upon demand of the other party to join in the execution, in recordable form, of a statutory notice, memorandum, etc. of lease and/or written declaration in which shall be stated such Term Commencement Date and (if need be) the Termination Date. If this Lease is terminated before the term expires, then upon Landlord's request the parties shall execute, deliver and record an instrument acknowledging such fact and the date of termination of this Lease.

         4. READINESS FOR OCCUPANCY - ENTRY BY TENANT PRIOR TO TERM COMMENCEMENT DATE

         4.1 Completion Date - Delays.

         A. Subject to delay by causes beyond the reasonable control of Landlord or caused by the action or inaction of Tenant, Landlord shall use reasonable speed and diligence in the construction of the Building and to have the premises ready for Tenant's occupancy on the Specified Commencement Date. The failure to have the premises ready for Tenant's occupancy on the Specified Commencement Date shall in no way affect the validity of this Lease or the obligations of Tenant hereunder nor shall the same be construed in any way to extend the term of this Lease. If the premises are not ready for Tenant's occupancy within the meaning of Article 4.2 hereof on the Specified Commencement Date, Tenant shall not have any claim against Landlord, and Landlord shall have no liability to Tenant, by reason thereof.

         B. Notwithstanding the foregoing, if the Term Commencement Date shall not have occurred on or before August 1, 1999 for any reason, then Tenant shall have the right, exercisable by a written thirty (30) day termination notice given on or after August 1, 1999, to terminate the Lease. If the Term Commencement Date occurs on or before the thirtieth (30th) day after Landlord receives such termination notice, Tenant's termination notice shall be deemed to be void and of no force or effect. If the Term Commencement Date does not occur on or before the thirtieth (30th) day after Landlord receives such termination notice, then Landlord shall promptly to return to Tenant any payments paid by Tenant to Landlord pursuant to this Lease, and this Lease shall be void and without further force or effect.

         4.2 When Premises Deemed Ready. A. The premises shall be conclusively deemed ready for Tenant's occupancy as soon as Landlord's Work, as defined in Paragraph B of this Article 4.2 has been substantially completed by Landlord, and the elevator, plumbing, air conditioning and electric facilities are initially substantially available to Tenant, in accordance with the obligations assumed by Landlord hereunder and Landlord has delivered to Tenant a certificate of occupancy. Notwithstanding the foregoing, if Tenant engages its own contractors to perform any portion of the work to be performed in the initial preparation of the premises, Landlord shall be relieved of its responsibility for obtaining such partial certificate of occupancy to the extent that Landlord's failure to obtain such certificate of occupancy is based upon any aspect of the work performed by Tenant's contractors. Such facilities shall not be deemed to be unavailable if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done. The premises shall not be deemed to be unready for Tenant's occupancy or incomplete if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the premises or any part thereof, or if the delay in the availability of the premises for occupancy could not reasonably have been avoided by Landlord (provided however, that Landlord shall not be required to incur additional expense in order to avoid delays caused by Tenant) and is (i) due to special work, changes, alterations or additions required or made by Tenant in the layout or finish of the premises or any part thereof, (ii) caused in whole or in part by Tenant through the delay of Tenant in submitting any plans and/or specifications, supplying information, approving plans, specifications or estimates, giving authorizations or otherwise or (iii) caused in whole or in part by delay and/or default on the part of Tenant or its contractors including, without limitation, the utility companies and other entities furnishing communications, data processing or other service or equipment. If the premises are deemed ready for Tenant's occupancy, pursuant to the foregoing, (and the term shall have commenced by reason thereof), but the premises are not in fact actually ready for Tenant's occupancy, Tenant shall not (except with Landlord's consent) be entitled to take possession of the premises for use as set forth in Exhibit 1 until the premises are in fact actually ready for such occupancy. Landlord's architect's certificate of substantial completion, as hereinabove stated, given in good faith, or of any other facts pertinent to this Article 4.2 shall be deemed conclusive of the statements therein contained and binding upon Tenant. Any of Landlord's work in the premises not fully completed on the Term Commencement Date shall thereafter be so completed with reasonable diligence by Landlord.

         B. Landlord shall, at Landlord's cost, perform the work ("Landlord's Work") necessary to construct the premises substantially in accordance with the plans and specifications referenced on Exhibit 5 (and with Tenant's final approved plans which shall be consistent with the plans and specifications referenced on Exhibit 5).

         C. Landlord shall contribute up to Thirty-One Thousand Two Hundred Fifty and 00/100 ($31,250.00) Dollars ("Landlord's Contribution") towards architectural and engineering fees in the preparation of Tenant's plans. Tenant shall, within thirty (30) days of billing therefor, reimburse Landlord for all costs of architectural and engineering fees in excess of Landlord's Contribution. Tenant shall not be entitled to any unused portion of Landlord's Contribution.

         4.3 Plans and Specifications. Tenant shall be solely responsible for the timely preparation and submission to Landlord of the final architectural, electrical and mechanical construction drawings, plans and specifications (called "plans") necessary to construct the premises for Tenant's occupancy, which plans shall be subject to approval by Landlord's architect and engineers and shall comply with their requirements to avoid aesthetic or other conflicts with the design and function of the balance of the Building, Landlord's approval is solely given for the benefit of Landlord and neither Tenant nor any third party shall have the right to rely upon Landlord's approval of Tenant's plans for any purpose whatsoever. Without limiting the foregoing, Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of Tenant's plans shall in no event relieve Tenant of the responsibility for such design. Tenant agrees to remain solely responsible for the timely preparation and submission of all such plans and for all elements of the design of such plans, except for Landlord's Contribution, and for all costs related thereto. Tenant has assured itself by direct communication with the architect and engineers (Landlord's or its own, as the case may be) that the final approved plans can be delivered to Landlord on or before the Final Plans Date as stated in Exhibit 1, provided that Tenant promptly furnishes complete information concerning its requirements to said architect and engineers as and when requested by them; and Tenant covenants and agrees to cause said final, approved plans and specifications to be delivered to Landlord on or before said Final Plans Date and to devote such time as may be necessary in consultation with said architect and engineers to enable them to complete and submit all plans within the required time limit. Time is of the essence in respect of preparation and submission of plans by Tenant. (The word "architect" as used in this Article 4 shall include an interior designer or space planner.)

         4.4 Preparation of Premises.

         (a) By Landlord. Except as is otherwise herein provided or as may be otherwise approved by the Landlord, all work necessary to prepare the premises for Tenant's occupancy, including work to be performed at Tenant's expense, shall be performed by contractors employed by Landlord.

         (b) By Tenant. Subject always to the provisions of Articles 4.2 and 4.3, if Tenant engages any contractors in preparing the premises for Tenant's occupancy, Landlord will give Tenant reasonable advance notice (at least two (2) weeks) of the date on which the premises will be ready for such other contractors and a reasonable time will be allowed from such date for doing the work to be performed by such other contractors.

         (c) If any work, including but not by way of limitation, installation of built-in equipment by the manufacturer or distributor thereof, shall be performed by contractors not employed by Landlord, Tenant shall take necessary reasonable measures to the end that such contractor shall cooperate in all ways with Landlord's contractors to avoid any delay to the work being performed by Landlord's contractors or conflict in any other way with the performance of such work.

         4.5 Quality and Cost of Materials. Any construction or finish of previously constructed premises, whether by Landlord or Tenant, shall equal or exceed the specifications and quantities provided in Exhibit 3. Except for Landlord's Contribution, Tenant shall bear all costs of preparing the premises for its occupancy in accordance with the final plans.

         4.6 Tenants Delay - Additional Costs. If Tenant fails or omits to make timely submission to Landlord of the layout and plans referred to in Article 4.3, or other pertinent information, or delays in submitting any other plans or specifications, or in supplying information, or in approving plans, specifications or estimates, or in giving authorizations or fails to comply with
Section 4.4(c) hereof, or otherwise fails to honor or perform its obligations under this Lease, any additional cost to Landlord in connection with the completion of the premises in accordance with the terms of this Lease and
Exhibit 3 shall be promptly paid by Tenant to Landlord if such additional cost is in whole or in part the result of such failure, omission or delay of Tenant. For the purposes of the next preceding sentence, the expression "additional cost to Landlord" shall mean the cost over and above such cost as would have been the aggregate cost to Landlord of completing the premises in accordance with the terms of this Lease and Exhibit 3 had there been no such failure, omission or delay. Nothing contained in this Article 4.6 shall limit or qualify or prejudice any other covenants, agreements, terms, provisions and conditions contained in this Lease, including, but not limited to Article 4.2.

         4.7 Entry by Tenant Prior to Term Commencement Date. With Landlord's prior written consent, which shall not be unreasonably withheld, Tenant shall have the right to enter the premises at least two weeks prior to the Term Commencement Date, during normal business hours and without payment of rent, to perform such work or decoration as is to be performed by, or under the direction or control of, Tenant and as is otherwise in compliance with the terms of this Lease. Such right of entry shall be deemed a license from Landlord to Tenant, and any entry thereunder shall be at the risk of Tenant.

         4.8 Conclusiveness of Landlord's Performance. Tenant shall be conclusively deemed to have agreed that Landlord has performed all of its obligations under this Article 4 unless not later than the end of the second calendar month next beginning after the Term Commencement Date Tenant shall give Landlord written notice specifying the respects in which Landlord has not performed any such obligation.

         4.9 Tenant Payments of Construction Cost. Landlord shall have the same rights and remedies which Landlord has upon the nonpayment of Yearly Rent and other charges due under this Lease for nonpayment of any amounts which Tenant is required to pay to Landlord or Landlord's contractor in connection with the construction and initial preparation of the premises (including, without limitation, any amounts which Tenant is required to pay in accordance with Articles 4.5 and 4.6 hereof) or in connection with any construction in the premises performed for Tenant by Landlord, Landlord's contractor or any other person, firm or entity after the Term Commencement Date.

5.  USE OF PREMISES

         5.1 Permitted Use. Tenant shall continuously during the term hereof occupy and use the premises only for the purposes as stated in Exhibit 1 and for no other purposes. Service and utility areas (whether or not a part of the premises) shall be used only for the particular purpose for which they were designed. Without limiting the generality of the foregoing, Tenant agrees that it shall not use the premises or any part thereof, or permit the premises or any part thereof to be used for the preparation or dispensing of food, whether by vending machines or otherwise. Notwithstanding the foregoing, but subject to the other terms and provisions of this Lease, Tenant may, with Landlord's prior written consent, which consent shall not be unreasonably withheld, install at its own cost and expense so-called hot-cold water fountains, coffee makers and so-called Dwyer refrigerator-sink-stove combinations for the preparation of beverages and foods, provided that no cooking, frying, etc., are carried on in the premises to such extent as requires special exhaust venting, Tenant hereby acknowledging that the Building is not engineered to provide any such special venting.

         5.2 Prohibited Uses. Notwithstanding any other provision of this Lease, Tenant shall not use, or suffer or permit the use or occupancy of, or suffer or permit anything to be done in or anything to be brought into or kept in or about the premises or the Building or any part thereof (including, without limitation, any materials appliances or equipment used in the construction or other preparation of the premises and furniture and carpeting): (i) which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or otherwise applicable to or binding upon the premises; (ii) for any unlawful purposes or in any unlawful manner;
(iii) which, in the reasonable judgment of Landlord shall in any way (a) impair the appearance or reputation of the Building; or (b) impair, interfere with or otherwise diminish the quality of any of the Building services or the proper and economic heating, cleaning, ventilating, air conditioning or other servicing of the Building; or premises, or with the use or occupancy of any of the other areas of the Building, or occasion discomfort, inconvenience or annoyance, or injury or damage to any occupants of the premises or other tenants or occupants of the Building; or (iv) which is inconsistent with the maintenance of the Building as an office building of the first class in the quality of its maintenance, use, or occupancy. Tenant shall not install or use any electrical or other equipment of any kind which, in the reasonable judgment of Landlord, might cause any such impairment, interference, discomfort, inconvenience, annoyance or injury.

         5.3 Licenses and Permits. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, and if the failure to secure such license or permit would in any way affect Landlord, the premises, the Building or Tenant's ability to perform any of its obligations under this Lease, Tenant, at Tenant's expense, shall duly procure and thereafter maintain such license and submit the same to inspection by Landlord. Tenant, at Tenant's expense, shall at all times comply with the terms and conditions of each such license or permit. Tenant shall furnish all data and information to governmental authorities and Landlord as required in accordance with legal, regulatory, licensing or other similar requirements as they relate to Tenant's use or occupancy of the premises or the Building.

6.  RENT

         During the term of this Lease the Yearly Rent and other charges, at the rate stated in Exhibit 1, shall be payable by Tenant to Landlord by monthly payments, as stated in Exhibit 1, in advance and without demand on the first day of each month for and in respect of such month. The rent and other charges reserved and covenanted to be paid under this Lease shall commence on the Term Commencement Date. Notwithstanding the provisions of the next preceding sentence, Tenant shall pay the first monthly installment of rent on the execution of this Lease. If, by reason of any provisions of this Lease, the rent reserved hereunder shall commence or terminate on any day other than the first day of a calendar month, the rent for such calendar month shall be prorated. The rent shall be payable to Landlord or, if Landlord shall so direct in writing, to Landlord's agent or nominee, in lawful money of the United States which shall be legal tender for payment of all debts and dues, public and private, at the time of payment, at the office of the Landlord or such place as Landlord may designate, and the rent and other charges in all circumstances shall be payable without any setoff or deduction whatsoever. Rental and any other sums due hereunder not paid on or before the date due shall bear interest for each month or fraction thereof from the due date until paid computed at the annual rate of five percentage points over the so-called prime rate then currently from time to time charged to its most favored corporate customers by the largest national bank (N.A.) located in the city in which the Building is located, or at any applicable lesser maximum legally permissible rate for debts of this nature.


7.  TOTAL RENTABLE AREA

         Total Rentable Area of the premises and of the Building have been agreed, by the parties, to be the amounts set forth on Exhibit 1.

8.  SERVICES FURNISHED BY LANDLORD

         8.1  Electric Current.

             (a) As stated in Exhibit 1, Landlord will provide electric current to the premises for the purposes of serving plugs and lights within the premises ("Premises Electric Current"). In consideration for Landlord's agreement to provide such Premises Electric Current, Tenant shall pay to Landlord, as additional rent, Electricity Rent, as defined on Exhibit 1. electricity Rent shall be payable on the first day of each month in advance.

             (b) If, in the reasonable judgment of either party, the cost of Premises Electric Current differs from the amount set forth on Exhibit 1, then the amount of Electricity Rent shall be adjusted based upon the actual cost to Landlord of providing Premises Electric Current. Either party may exercise its rights under this Article 8.1 (b) by giving written notice ("Electric Charge Dispute Notice") to the other party. If the parties have not resolved such dispute within thirty (30) days after the giving of an Electric Charge Dispute Notice, then such dispute shall be submitted to arbitration in accordance with
Article 29.5 of the Lease. Commencing as of the date ("Electric Rent Adjustment Date") which is the date that the parties agree in writing upon a revised amount of Electric Rent or date that the arbitrator renders his decision, Electricity Rent shall thereafter be adjusted until and unless either party again exercises its rights under this Article 8.1(b). The decision of the arbitrator shall, in no event, be deemed to adjust the amount of Electricity Rent payable prior to the Electric Rent Adjustment Date in question.

             (c) If Tenant installs any equipment in the premises which consumes any electric current in excess of Building standard consumption, as reasonably determined by Landlord, then Tenant shall pay for the cost of such excess consumption. At Landlord's election, such cost may be determined by a submeter installed and maintained by Landlord at Tenant's costs and expense or on the basis of a reasonable engineering estimate from a reputable engineering firm.

             (d) If Tenant shall require electric current for use in the premises in excess of such reasonable quantity to be furnished for such use as hereinabove provided and if (i) in Landlord's reasonable judgment, Landlord's facilities are inadequate for such excess requirements or (ii) such excess use shall result in an additional burden on the Building air conditioning system and additional cost to Landlord on account thereof then, as the case may be, (x) Landlord upon written request and at the sole cost and expense of Tenant, will furnish and install such additional wire, conduits, feeders, switchboards and appurtenances as reasonably may be required to supply such additional requirements of Tenant if current therefor be available to Landlord, provided that the same shall be permitted by applicable laws and insurance regulations and shall not cause damage to the Building or the premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building or (y) Tenant shall reimburse Landlord for such additional cost, as aforesaid.

             (e) Landlord, at Tenant's expense and upon Tenant's request, shall purchase and install all replacement lamps of types generally commercially available (including, but not limited to, incandescent and fluorescent) used in the premises.

             (f) Subject to Article 8.8, Landlord shall not in any way be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if the quantity, character, or supply of electrical energy is changed or is no longer available or suitable for Tenant's requirements.

             (g) Tenant agrees that it will not make any material alteration or material addition to the electrical equipment and/or appliances in the premises without the prior written consent of Landlord in each instance first obtained, which consent will not be unreasonably withheld, and will promptly advise Landlord of any other alteration or addition to such electrical equipment and/or appliances.

         8.2 Water. Landlord shall furnish hot and cold water for ordinary premises, cleaning, toilet, lavatory and drinking purposes. If Tenant requires, uses or consumes water for any purpose other than for the aforementioned purposes, Landlord may (i) assess a reasonable charge for the additional water so used or consumed by Tenant or (ii) install a water meter and thereby measure Tenant's water consumption for all purposes. In the latter event, Landlord shall pay the cost of the meter and the cost of installation thereof and shall keep said meter and installation equipment in good working order and repair. Tenant agrees to pay for water consumed, as shown on said meter, together with the sewer charge based on said meter charges, as and when bills are rendered, and on default in making such payment Landlord may pay such charges and collect the same from Tenant. All piping and other equipment and facilities for use of water outside the building core will be installed and maintained by Landlord at Tenant's sole cost and expense.

         8.3  Elevators, Heat, Cleaning.

             (a) Landlord at its expense shall: (i) provide necessary elevator facilities (which may be manually or automatically operated, either or both, as Landlord may from time to time elect) on Mondays through Fridays, excepting legal holidays, from 8:00 a.m. to 6:00 p.m. and on Saturdays, excepting legal holidays, from 8:00 a.m. to 1:00 p.m. (called "business days") and have one elevator in operation available for Tenant's use, non-exclusively, together with others having business in the Building, at all other times; (ii) furnish heat (substantially equivalent to that being furnished in comparably aged similarly equipped office buildings in the same city) to the premises during the normal heating season oil business days; and (iii) cause the office areas of the premises to be cleaned on business days (except on Saturdays) provided the same are kept in order by Tenant. Exhibit 4 shall represent substantially the extent and scope of the cleaning by Landlord referred to in this Article 8.3.

             (b) The parties agree and acknowledge that, despite reasonable precautions in selecting cleaning and maintenance contractors and personnel, any property or equipment in the premises of a delicate, fragile or vulnerable nature may nevertheless be damaged in the course of cleaning and maintenance services being performed. Accordingly, Tenant shall take reasonable protective precautions with such property and equipment (including, without limitation, computers or other data processing components or equipment and optical or electronic equipment, etc.), e.g., housing the property and equipment in a separate, locked room, so as to render it inaccessible to the Building's cleaning personnel.

         8.4 Air Conditioning. Landlord shall through the air conditioning equipment of the Building furnish to and distribute in the premises air conditioning as normal seasonal changes may require on business days during the hours as aforesaid in Article 8.3 when air conditioning may reasonably be required for the comfortable occupancy of the premises by Tenant. Tenant agrees to lower and close the blinds or drapes when necessary because of the sun's position, whenever the air conditioning, system is in operation, and to cooperate fully with Landlord with regard to, and to abide by all the reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of the air conditioning system. The air conditioning system referred to in this Article 8.4 shall be capable of maintaining a temperature range that is reasonably standard for buildings of similar class, size, age and location.

         8.5 Additional Heat, Cleaning and Air Conditioning Services.

             (a) Landlord will use reasonable efforts upon reasonable advance written notice from Tenant of its requirements in that regard, to furnish additional heat, cleaning or air conditioning services to the premises on days and at times other than as above provided.

             (b) Tenant will pay to Landlord a reasonable charge (i) for any such additional heat, cleaning or air conditioning service required by Tenant,
(ii) for any extra cleaning of the premises required because of the carelessness or indifference of Tenant or because of the nature of Tenant's business, and
(iii) for any cleaning done at the request of Tenant of any portions of the premises which may be used for storage, shipping room or other non-office purposes. As of the Term Commencement Date, the charge for overtime heating and air-conditioning services is Forty and 00/100 ($40.00) Dollars per hour. Such charge may be increased by Landlord, from time to time, based upon actual increases in the cost of providing such overtime service. Such charge may be increased by Landlord, from time to time, based upon actual increases in the cost of providing such overtime service. If the cost to Landlord for cleaning the premises shall be increased due to the installation in the premises, at Tenant's request, of any materials or finish other than those which are building standard, Tenant shall pay to Landlord an amount equal to such increase in cost.

         8.6 Additional Air Conditioning Equipment. In the event Tenant requires additional air conditioning for business machines, meeting rooms or other special purposes, or because of occupancy or excess electrical loads, any additional air conditioning units, chillers, condensers, compressors, ducts, piping and other equipment, such additional air conditioning equipment will be installed and maintained by Landlord at Tenant's sole cost and expense, but only if, in Landlord's reasonable judgment, the same will not cause damage or injury to the Building or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants; and Tenant shall reimburse Landlord in such an amount as will compensate it for the cost incurred by it in operating, such additional air conditioning equipment.

         8.7 Repairs. Except as otherwise provided in Articles 18 and 20, and subject to Tenant's obligations in Article 14, Landlord shall keep and maintain the roof, exterior walls, structural floor stabs, columns, elevators, public stairways and corridors, lavatories, equipment (including, without limitation, sanitary, electrical, heating, air conditioning, or other systems) and other common facilities of the Building in good condition and repair.

         8.8  Interruption or Curtailment of Services.

             A. When necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements which in the reasonable judgment of Landlord are desirable or necessary to be made, or of difficulty or inability in securing supplies or labor, or of strikes, or of any other cause beyond the reasonable control of Landlord, whether such other cause be similar or dissimilar to those hereinabove specifically mentioned until said cause has been removed, Landlord reserves the right to interrupt, curtail, stop or suspend
(i) the furnishing of heating, elevator, air conditioning, and cleaning services and (ii) the operation of the plumbing and electric systems. Landlord shall exercise reasonable diligence to eliminate the cause of any such interruption, curtailment, stoppage or suspension, but there shall be no diminution or abatement of rent or other compensation due from Landlord to Tenant hereunder, nor shall this Lease be affected or any of the Tenant's obligations hereunder reduced, and the Landlord shall have no responsibility or liability for any such interruption, curtailment, stoppage, or suspension of services or systems. Notwithstanding anything to the contrary in the Lease contained, Landlord agrees, that, in exercising any right which Landlord has to enter the premises and in performance of any work by Landlord in the Building, Landlord shall use reasonable efforts to minimize any interference with Tenant's use of the premises.

             B. Notwithstanding anything to the contrary in this Lease contained, if the premises shall lack any service including electric current which Landlord is required to provide hereunder (thereby rendering the premises or a portion thereof untenantable) so that, for the Landlord Service Interruption Cure Period, as hereinafter defined, the continued operation in the ordinary course of Tenant's business is materially adversely affected and if Tenant ceases to use the affected portion of the premises during the period of untenantability as the direct result of such lack of service, then, provided that Tenant ceases to use the affected portion of the premises during the entirety of the Landlord Service Interruption Cure Period and that such untenantability and Landlord's inability to cure such condition is not caused by the fault or neglect of Tenant or Tenants agents, employees or contractors, or as the result of other costs beyond Landlord's reasonable control (See Article 26) Yearly Rent, Operating Expense Excess, Tax Excess, and Electricity Rent shall thereafter be abated in proportion to such untenantability until the day such condition is completely corrected. For the purposes hereof, the "Landlord Service Interruption Cure Period" shall be defined as three (3) consecutive business days after Landlord's receipt of written notice from Tenant of the condition causing untenantability in the premises.

             C. The provisions of Paragraph B of this Article 8.8 shall not apply in the event of untenantability caused by fire or other casualty, or taking (see Articles 18 and 20).

         8.9 Energy Conservation. Notwithstanding anything to the contrary in this Article 8 or in this Lease contained, Landlord may institute, and Tenant shall comply with, such policies, programs and measures as may be necessary, required, or expedient for the conservation and/or preservation of energy or energy services, or as may be necessary or required to comply with applicable codes, rules regulations or standards.

         8.10 Miscellaneous. Other than air conditioning, all services provided by Landlord to Tenant are based upon an assumed maximum premises population of one person per two hundred (200) square feet of Total Rentable Area, which limit Tenant shall in no event exceed.

9.  ESCALATION

         9.1 Definitions. As used in this Article 9, the words and terms which follow mean and include the following:

             (a) "Operating Year" shall mean a calendar year in which occurs any part of the term of this Lease.

             (b) "Operating Costs in the Base Year" shall be the amount as stated in Exhibit 1.

             (c) "Tenant's Proportionate Share" shall be the figure as stated in
Exhibit 1.

             (d) "Taxes" shall mean the real estate taxes and other taxes, levies and assessments imposed upon the Building and the land on which it stands and upon any personal property of Landlord used in the operation thereof, or Landlord's interest in the Building or such personal property; charges, fees and assessments for transit, housing, police, fire or other governmental services or purported benefits to the Building; service or user payments in lieu of taxes; and any and all other taxes, levies, betterments, assessments and charges arising from the ownership, leasing, operating, use or occupancy of the Building or based upon rentals derived therefrom, which are or shall be imposed by National, State, Municipal or other authorities. As of the Execution Date, "Taxes" shall not include any franchise, rental, income or profit tax, capital levy or excise, provided, however, that any of the same and any other tax, excise, fee, levy, charge or assessment, however described, that may in the future be levied or assessed as a substitute for or an addition to, in whole or in part, any tax, levy or assessment which would otherwise constitute "Taxes," whether or not now customary or in the contemplation of the parties on the Execution Date of this Lease, shall constitute "Taxes," but only to the extent calculated as if the Building and the land upon which it stands is the only real estate owned by Landlord. "Taxes" shall also include expenses of tax abatement or other proceedings contesting assessments or levies.

             (e) "Tax Base" shall be the amount stated in Exhibit 1 and shall apply to a Tax Period of twelve (12) months. Tax Base shall be reduced pro rata if and to the extent that the Tax Period contains fewer than twelve (12) months.

             (f) "Tax Period" shall be any fiscal/tax period in respect of which Taxes are due and payable to the appropriate governmental taxing authority, any portion of which period occurs during the term of this Lease, the first such Period being the one in which the Term Commencement Date occurs.

             (g) "Operating Costs".

                    (1) Definition of Operating Costs. "Operating Costs" shall mean all costs incurred and expenditures of whatever nature made by Landlord in the operation and management, for repair and replacements, cleaning and maintenance of the Building and grounds including, without limitation, vehicular and pedestrian passageways related to the Building (but excluding those areas, if any, outside the Building, and for which operating expenses are chargeable to non-office (i.e., commercial) tenants), related equipment, facilities and appurtenances, elevators, cooling and heating equipment. In the event that Landlord or Landlord's managers or agents perform services for the benefit of the Building off-site which would otherwise be performed on-site (e.g., accounting), the cost of such services shall be reasonably allocated among the properties benefiting from such service and shall be included in Operating Costs. Operating Costs shall include, without limitation, those categories of "Specifically Included Operating Costs," as set forth below, but shall not include "Excluded Costs," as hereinafter defined.

                     (2) Definition of Excluded Costs. "Excluded Costs" shall be defined as mortgage charges, brokerage commissions, salaries of executives and owners not directly employed in the management/operation of the Building, the cost of work done by Landlord for a particular tenant for which Landlord has the right to be reimbursed by such Tenant, and, subject to Subparagraph (3) below, such portion of expenditures as are not property chargeable against income.

                     (3) Capital Expenditures.


                            (i) Replacements. If, during the term of this Lease,
Landlord shall replace any capital items or make any capital expenditures (collectively called "capital expenditures") the total amount of which is not properly includible in Operating Costs for the Operating Year in which they were made, there shall nevertheless be included in such Operating Costs and in Operating Costs for each succeeding Operating Year the amount, if any, by which the Annual Charge-Off (determined as hereinafter provided) of such capital expenditure (less insurance proceeds, if any, collected by Landlord by reason of damage to, or destruction of the capital item being replace) exceeds the Annual Charge-Off of the capital expenditure for the item being replaced.

                            (ii) New Capital Items. If a new capital item is
acquired which does not replace another capital item which was worn out, has become obsolete, etc., then there shall be included in Operating Costs for each Operating Year in which and after such capital expenditure is made the Annual Charge-Off of such capital expenditure. Notwithstanding anything to the contrary herein contained, with respect to a new (i.e. as opposed to replacement) capital expenditure, such capital expenditure shall be included in Operating Costs only if:

                                  1. the new capital item being acquired is
required by law which first becomes applicable after the Term Commencement Date, or

                                  2. the new capital item is reasonably
projected to reduce Operating Costs.

                          (iii) Annual Charge-Off. "Annual Charge-Off" shall be
defined as the annual amount of principal and interest payments which would be required to repay a loan ("Capital Loan") in equal monthly installments over the Useful Life, as hereinafter defined, of the capital item in question on a direct reduction basis at an annual interest rate equal to the Capital Interest Rate, as hereinafter defined, where the initial principal balance is the cost of the capital item in question. Notwithstanding the foregoing, if Landlord reasonably concludes on the basis of engineering estimates that a particular capital expenditure will effect savings in Building operating expenses including, without limitation, energy related costs, and that such projected savings will, on an annual basis ("Projected Annual Savings"), exceed the Annual Charge-Off of such capital expenditure computed as aforesaid, then and in such events, the Annual Charge-Off shall be increased to an amount equal to the Projected Annual Savings; and in such circumstances, the increased Annual Charge-Off (in the amount of the Projected Annual Savings) shall be made for such period of time as it would take to fully amortize the cost of the capital item in question, together with interest thereon at the Capital Interest Rate as aforesaid, in equal monthly payments, each in the amount of one-twelfth (1/12th) of the Projected Annual Savings, with such payments being applied first to interest and the balance to principal.

                          (iv) Useful Life. "Useful Life" shall be reasonably
determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item.

                          (v) Capital Interest Rate. "Capital Interest Rate"
shall be defined as an annual rate of either one percentage point over the AA Bond rate (Standard & Poor's corporate composite or, if unavailable, its equivalent) as reported in the financial press at the time the capital expenditure is made or, if the capital item is acquired through third-party financing, then the actual (including fluctuating) rate paid by Landlord in financing the acquisition of such capital item.

                  (4) Specifically Included Categories of Operating Costs. Operating Costs shall include, but not be limited to, the following:

                  Taxes (other than real estate taxes): Sales, Federal Social Security, Unemployment and Old Age Taxes and contributions and State Unemployment taxes and contributions accruing to and paid by the Landlord on account of all employees of Landlord and/or Landlord's managing agent, who are employed in, about or on account of the Building, except that taxes levied upon the net income of the Landlord and taxes withheld from employees, and "Taxes" as defined in Article 9. 1 (d) shall not be included herein.

                  Water: All charges and rates connected with water supplied to the Building and related sewer use charges.

                  Heat and Air Conditioning: All charges connected with heat and air conditioning supplied to the Building.

                  Wages: Wages and cost of all employee benefits of all employees of the Landlord and/or Landlord's managing agent who are employed in, about or on account of the Building.

                  Cleaning: The cost of labor and material for cleaning the Building, surrounding areaways and windows in the Building.

                  Elevator Maintenance: All expenses for or on account of the upkeep and maintenance of all elevators in the Building.

                  Electricity: The cost of all electric current for the operation of any machine, appliance or device used for the operation of the premises and the Building, including the cost of electric current for the elevators, lights, air conditioning and heating, but not including electric current which is paid for directly to the utility by the user/tenant in the Building. (If and so long as Tenant is billed directly by the electric utility for its own consumption as determined by its separate meter, then Operating Costs shall include only Building and public area electric current consumption and not any demised premises electric current consumption. Wherever separate metering is unlawful, prohibited by utility company regulation or tariff or is otherwise impracticable, relevant consumption figures for the purposes of this
Article 9 shall be determined by fair and reasonable allocations and engineering estimates made by Landlord. Furthermore, if and to the extent that the Operating-Costs-in-the-Base-Year figure shall include any component representing the cost to the Landlord of electric current supplied to any tenant's premises under so-called "rent-inclusion" lease arrangements, then if such cost is eliminated from Operating Costs in an Operating Year in accordance with the foregoing provisions, the figure for Operating Costs in the Base Year for the purposes of this Article 9 shall likewise be reduced by the amount for such cost component.)

         Insurance, etc.: Fire, casualty, liability, rent loss and such other insurance as may from time to time be required by lending institutions on first-class office buildings in the City or Town wherein the Building is located and all other expenses customarily incurred in connection with the operation and maintenance of first-class office buildings in the City or Town wherein the Building is located including, without limitation, insurance deductible amounts and rental costs associated with the Building's management office.

         9.2 Tax Excess. If in any Tax Period the Taxes exceed the Tax Base, Tenant shall pay to Landlord Tenant's Proportionate Share of such excess, such amount being hereinafter referred to as "Tax Excess". Tax Excess shall be due when billed by Landlord. In implementation and not in limitation of the foregoing, Tenant shall remit to Landlord pro rata monthly installments on account of projected Tax Excess, calculated by Landlord on the basis of the most recent Tax data or budget available. If the total of such monthly remittances on account of any Tax Period is greater than the actual Tax Excess for such Tax Period, Tenant may credit the difference against the next installment of rental or other charges due to Landlord hereunder. If the total of such remittances is less than the actual Tax Excess for such Tax Period, Tenant shall pay the difference to Landlord when billed therefor.

         If, in the exercise of Landlord's bona fide business judgment, Landlord determines that the amount of Taxes for any Tax Period is excessive, Landlord shall initiate and prosecute such proceedings as are necessary to obtain an abatement or reduction of Taxes for such Tax Period. Appropriate credit against Tax Excess shall be given for any refund obtained by reason of a reduction in any Taxes by the Assessors or the administrative, judicial or other governmental agency responsible therefor. The original computations, as well as reimbursement or payments of additional charges, if any, or allowances, if any, under the provisions of this Article 9.2 shall be based on the original assessed valuations with adjustments to be made at a later date when the tax refund, if any, shall be paid to Landlord by the taxing authorities. Expenditures for legal fees and for other similar or dissimilar expenses incurred in obtaining the tax refund may be charged against the tax refund before the adjustments are made for the Tax Period.

         9.3 Operating Expense Excess. If the Operating Costs in any Operating Year exceed the Operating Costs in the Base Year, Tenant shall pay to Landlord Tenant's Proportionate Share of such excess, such amount being hereinafter referred to as "Operating Expense Excess." Operating Expense Excess shall be due when billed by Landlord. In implementation and not in limitation of the foregoing, Tenant shall remit to Landlord pro rata monthly installments on account of projected Operating Expense Excess, calculated by Landlord on the basis of the most recent Operating Costs data or budget available. If the total of such monthly remittances on account of any Operating Year is greater than the actual Operating Expense Excess for such Operating Year, Tenant may credit the difference against the next installment of rent or other charges due to Landlord hereunder. If the total of such remittances is less than actual Operating Expense Excess for such Operating Year, Tenant shall pay the difference to Landlord when billed therefor.

         9.4 Part Years. If the Term Commencement Date or the Termination Date occurs in the middle of an Operating Year or Tax Period, Tenant shall be liable for only that portion of the Operating Expense or Tax Excess, as the case may be, in respect of such Operating Year or Tax Period represented by a fraction the numerator of which is the number of days of the herein term which falls within the Operating Year or Tax Period and the denominator of which is three hundred sixty-five (365), or the number of days in said Tax Period, as the case may be.

         9.5 Effect of Taking. In the event of any taking of the Building or the land upon which it stands under circumstances whereby this Lease shall not terminate under the provisions of Article 20 then, for the purposes of determining Tax Excess, there shall be substituted for the Tax Base originally provided for herein a fraction of such Tax Base, the numerator of which fraction shall be the Taxes for the first Tax Period subsequent to the condemnation or taking which takes into account such condemnation or taking, and the denominator of which shall be the Taxes for the last Tax Period prior to the condemnation or taking, which did not take into account such condemnation or taking. Tenant's Proportionate Share shall be adjusted appropriately to reflect the proportion of the premises and/or the Building remaining after such taking.

         9.6 Adjustment of Operating Costs Based Upon Vacancy. If the Building is not at least ninety-five percent (95%) occupied during any Operating Year (including the Base Year) or if Landlord is not supplying services to at least ninety-five percent (95%) of the Total Rentable Area of the Building at any time during any Operating Year, actual Operating Costs for such Operating Year for purposes hereof shall be determined as if the Building had been ninety-five percent (95%) occupied and Landlord had been supplying services to ninety-five percent (95%) of the Total Rentable Area of the Building during such year. Any necessary extrapolation of Operating Costs under this Article 9 shall be performed by adjusting the cost of those components of Operating Costs that are impacted by changes in the occupancy of the Building to the cost that would have been incurred if the Building had been ninety-five percent (95%) occupied and Landlord had been supplying services to ninety-five percent (95%) of the Total Rentable Area of the Building.

         9.7 Survival. Any obligations under this Article 9 which shall not have been paid at the expiration or sooner termination of the term of this Lease shall survive such expiration and shall be paid when and as the amount of same shall be determined to be due.

10. CHANGES OR ALTERATIONS BY LANDLORD

         Landlord reserves the right, exercisable by itself or its nominee, at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Building (including the premises) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, escalators, and stairways thereof, as it may deem necessary or desirable, and to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building, provided, however, that there be no unreasonable obstruction of the right of access to, or unreasonable interference with the use and enjoyment of, the premises by Tenant. Nothing contained in this Article 10 shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any governmental or other authority. Landlord reserves the right to adopt and at any time and from time to time to change the name or address of the Building. Neither this Lease nor any use by Tenant shall give Tenant any right or easement for the use of any door or any passage or any concourse connecting with any other building or to any public convenience, and the use of such doors, passages and concourses and of such conveniences may be regulated or discontinued at any time and from time to time by Landlord without notice to Tenant and without affecting the obligation of Tenant hereunder or incurring any liability to Tenant therefor, provided, however, that there be no unreasonable obstruction of the right of access to, or unreasonable interference with the use of the premises by Tenant.

         If at any time any windows of the premises are temporarily closed or darkened for any reason whatsoever including but not limited to, Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatements of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction.

11. FIXTURES, EQUIPMENT AND IMPROVEMENTS--REMOVAL BY TENANT

         All fixtures, equipment, improvements and appurtenances attached to or built into the premises prior to or during the term, whether by Landlord at its expense or at the expense of Tenant (either or both) or by Tenant shall be and remain part of the premises and shall not be removed by Tenant during or at the end of the term unless Landlord otherwise elects to require Tenant to remove such fixtures, equipment, improvements and appurtenances, in accordance with Articles 12 and/or 22 of the Lease. All electric, telephone, telegraph, communication, radio, plumbing, heating and sprinkling systems, fixtures and outlets, vaults, paneling, molding, shelving, radiator enclosures, cork, rubber, linoleum and composition floors, ventilating, silencing, air conditioning and cooling equipment, shall be deemed to be included in such fixtures, equipment, improvements and appurtenances, whether or not attached to or built into the premises. Where not built into the premises, all removable electric fixtures, carpets, drinking or tap water facilities, furniture, or trade fixtures or business equipment or Tenant's inventory or stock in trade shall not be deemed to be included in such fixtures, equipment, improvements and appurtenances and may be, and upon the request of Landlord will be, removed by Tenant upon the condition that such removal shall not materially damage the premises or the Building and that the cost of repairing any damage to the premises or the Building arising from installation or such removal shall be paid by Tenant.

12. ALTERATIONS AND IMPROVEMENTS BY TENANT

         Tenant shall make no alterations, decorations, installations, removals, additions or improvements in or to the premises without Landlord's prior written consent and then only those (i) which equal or exceed the specifications and quantities provided in Exhibit 3, and (ii) made by contractors or mechanics approved by Landlord. No installations or work shall be undertaken or begun by Tenant until: (i) Landlord has approved written plans and specifications and a time schedule for such work; (ii) Tenant has made provision for either written waivers of liens from all contractors, laborers and suppliers of materials for such installations or work, the filing of lien bonds on behalf of such contractors, laborers and suppliers, or other appropriate protective measures approved by Landlord; and (iii) Tenant has procured appropriate surety payment and performance bonds. No amendments or additions to such plans and specifications shall be made without the prior written consent of Landlord. Landlord's consent and approval required under this Article 12 shall not be unreasonably withheld. Landlord's approval is solely given for the benefit of Landlord and neither Tenant nor any third party shall have the right to rely upon Landlord's approval of Tenant's plans for any purpose whatsoever. Without limiting the foregoing, Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of Tenant's plans shall in no event relieve Tenant of the responsibility for such design. Landlord shall have no liability or responsibility for any claim, injury or damage alleged to have been caused by the particular materials, whether building standard or non-building standard, appliances or equipment selected by Tenant in connection with any work performed by or on behalf of Tenant in the premises including, without limitation, furniture, carpeting, copiers, laser printers, computers and refrigerators. Any such work, alterations, decorations, installations, removals, additions and improvements shall be done at Tenant's sole expense and at such times and in such manner as Landlord may from time to time designate. If Tenant shall make any alterations, decorations, installations, removals, additions or improvements then Landlord may elect to require the Tenant at the expiration or sooner termination of the term of this Lease to restore the premises to substantially the same condition as existed at the Term Commencement Date. Tenant shall pay, as an additional charge, the entire increase in real estate taxes on the Building which shall, at any time prior to or after the Term Commencement Date, result from or be attributable to any alteration, addition or improvement to the premises made by or for the account of Tenant in excess of the specifications and quantities provided in Exhibit 3.

13. TENANT'S CONTRACTORS-MECHANICS' AND OTHER LIENS-STANDARD OF TENANT'S PERFORMANCE-COMPLIANCE WITH LAWS

         Whenever Tenant shall make any alterations, decorations, installations, removals, additions or improvements in or to the premises--whether such work be done prior to or after the Term Commencement Date--Tenant will strictly observe the following covenants and agreements:

               (a) Tenant agrees that it will not, either directly or indirectly, use any contractors and/or materials if their use will create any difficulty, whether in the nature of a labor dispute or otherwise, with other contractors and/or labor engaged by Tenant or Landlord or others in the construction, maintenance and/or operation of the Building or any part thereof.

               (b) In no event shall any material or equipment be incorporated in or added to the premises, so as to become a fixture or otherwise a part of the Building, in connection with any such alteration, decoration, installation, addition or improvement which is subject to any lien, charge, mortgage or other encumbrance of any kind whatsoever or is subject to any security interest or any form of title retention agreement. No installations or work shall be undertaken or begun by Tenant until (i) Tenant has made provision for written waiver of liens from all contractors, laborers and suppliers of materials for such installations or work, and taken other appropriate protective measures approved by Landlord; and (ii) Tenant has procured appropriate surety payment and performance bonds which shall name Landlord as an additional obligee and has filed lien bond(s) (in jurisdictions where available) on behalf of such contractors, laborers and suppliers.

               (c) Any mechanic's lien filed against the premises or the Building for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant within ten (10) days thereafter, at Tenant's expense by filing the bond required by law or otherwise. If Tenant fails so to discharge any lien, Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord for any expense or cost incurred by Landlord in so doing within fifteen (15) days after rendition of a bill therefor.

               (d) All installations or work done by Tenant shall be at its own expense and shall at all times comply with (i) laws, rules, orders and regulations of governmental authorities having jurisdiction thereof; (ii) orders, rules and regulations of any Board of Fire Underwriters, or any other body hereafter constituted exercising similar functions, and governing insurance rating bureaus; (iii) Rules and Regulations of Landlord; and (iv) plans and specifications prepared by and at the expense of Tenant theretofore submitted to and approved by Landlord.

               (e) Tenant shall procure all necessary permits before undertaking any work in the premises; do all of such work in a good and workmanlike manner, employing materials of good quality and complying with all governmental requirements; and defend, save harmless, exonerate and indemnify Landlord from all injury, loss or damage to any person or property occasioned by or growing out of such work. Tenant shall cause contractors employed by Tenant to carry Worker's Compensation Insurance in accordance with statutory requirements, Automobile Liability Insurance and, naming Landlord as an additional insured, Commercial General Liability Insurance covering such contractors on or about the premises in the amounts stated in Article 15 hereof or in such other reasonable amounts as Landlord shall require and to submit certificates evidencing such coverage to Landlord prior to the commencement of such work.

14. REPAIRS BY TENANT--FLOOR LOAD

         14.1 Repairs by Tenant. Tenant shall keep all and singular the premises neat and clean (including periodic rug shampoo and waxing of tiled floors and cleaning of blinds and drapes) and in such repair, order and condition as the same are in on the Term Commencement Date or may be put in during the term hereof, reasonable use and wearing thereof and damage by fire or by other casualty excepted. Tenant shall be solely responsible for the proper maintenance of all equipment and appliances operated by Tenant, including, without limitation, copiers, laser printers, computers and refrigerators. Tenant shall make, as and when needed as a result of misuse by, or neglect or improper conduct of, Tenant or Tenant's servants, employees, agents, contractors, invitees, or licensees or otherwise, all repairs in and about the premises necessary to preserve them in such repair, order and condition, which repairs shall be in quality and class equal to the original work. Landlord may elect, at the expense of Tenant, to make any such repairs or to repair any damage or injury to the Building or the premises caused by moving property of Tenant in or out of the Building, or by installation or removal of furniture or other property, or by misuse by, or neglect, or improper conduct of, Tenant or Tenant's servants, employees, agents, contractors, or licensees.

         14.2 Floor Load--Heavy Machinery. Tenant shall not place a load upon any floor of the premises exceeding the floor load per square foot of area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all business machines and mechanical equipment, including safes, which shall be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment, freight, bulky matter, or fixtures into or out of the Building without Landlord's prior written consent. If such safe, machinery, equipment, freight, bulky matter or fixtures requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do said work, and that all work in connection therewith shall comply with applicable laws and regulations. Any such moving shall be at the sole risk and hazard of Tenant and Tenant will defend, indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit resulting directly or indirectly from such moving. Proper placement of all such business machines, etc., in the premises shall be Tenant's responsibility.

15. INSURANCE, INDEMNIFICATION, EXONERATION AND EXCULPATION

         15.1 General Liability Insurance. Tenant shall procure, and keep in force and pay for Commercial General Liability Insurance insuring Tenant on an occurrence basis against all claims and demands for personal injury liability (including, without limitation, bodily injury, sickness, disease, and death) or damage to property which may be claimed to have occurred from and after the time Tenant and/or its contractors enter the premises in accordance with Article 4 of this Lease, of not less than Two Million ($2,000,000) Dollars in the event of personal injury to any number of persons or damage to property, arising out of any one occurrence, and from time to time thereafter shall be not less than such higher amounts, if procurable, as may be reasonably required by Landlord and are customarily carried by responsible similar tenants in the City or Town wherein the Building is located.

         15.2 Certificates of Insurance. Such insurance shall be effected with insurers approved by Landlord, authorized to do business in the State wherein the Building is situated under valid and enforceable policies wherein Tenant names Landlord and Landlord's managing agent as additional insureds. Such insurance shall provide that it shall not be canceled or modified without at least thirty (30) days' prior written notice to each insured named therein. On or before the time Tenant and/or its contractors enter the premises in accordance with Articles 4 and 14 of this Lease and thereafter not less than fifteen (15) days prior to the expiration date of each expiring policy, original copies of the policies provided for in Article 15.1 issued by the respective insurers, or certificates of such policies setting forth in full the provisions thereof and issued by such insurers together with evidence satisfactory to Landlord of the payment of all premiums for such policies, shall be delivered by Tenant to Landlord and certificates as aforesaid of such policies shall upon request of Landlord, be delivered by Tenant to the holder of any mortgage affecting the premises.

         15.3 General. Tenant will save Landlord, its agents and employees, harmless and will exonerate, defend and indemnify Landlord, its agents and employees, from and against any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority arising from the Tenant's breach of the Lease or:

               (a) On account of or based upon any injury to person, or loss of or damage to property, sustained or occurring on the premises on account of or based upon the act, omission, fault, negligence or misconduct of any person whomsoever (except to the extent the same is caused by Landlord, its agents, contractors or employees or by a trespasser);

               (b) On account of or based upon any injury to person, or loss of or damage to property, sustained or occurring elsewhere (other than on the premises) in or about the Building, (and, in particular, without limiting the generality of the foregoing, on or about the elevators, stairways, public corridors, sidewalks, concourses, arcades, malls, galleries, vehicular tunnels, approaches, areaways, roof, or other appurtenances and facilities used in connection with the Building, or premises) arising out of the negligent or wrongful use or occupancy of the Building or premises by the Tenant, or by any person claiming by, through or under Tenant, or on account of or based upon the act, omission, fault, negligence or misconduct of Tenant, its agents, employees or contractors; and

               (c) On account of or based upon a breach by Tenant in its obligations under Article 13 (c).

               (d) Tenant's obligations under this Article 15.3 shall be insured either under the Commercial General Liability Insurance required under Article 15.1, above, or by a contractual insurance rider or other coverage; and certificates of insurance in respect thereof shall be provided by Tenant to Landlord upon request.

         15.4 Property of Tenant. In addition to and not in limitation of the foregoing Tenant covenants and agrees that, to the maximum extent permitted by law, all merchandise, furniture, fixtures and property of every kind, nature and description related or arising out of Tenant's leasehold estate hereunder, which may be in or upon the premises or Building, in the public corridors, or on the sidewalks, areaways and approaches adjacent thereto, shall be at the sole risk and hazard of Tenant, and that if the whole or any part thereof shall be damaged, destroyed, stolen or removed from any cause or reason whatsoever no part of said damage or loss shall be charged to, or borne by, Landlord; unless, subject to Article 19 hereof, such damage or loss is due to the negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors, in which case Landlord shall bear loss or damage only to "ordinary office property" (as hereinafter defined). For the purpose of this Article 15.4, "ordinary office property" shall mean merchandise, furniture, and other tangible personal property of the kind and quantity which may customarily be expected to be found within comparable business offices in the greater Boston area, and excluding any unusually valuable or exotic property, works of art, and the like.

         15.5 Bursting of Pipes, etc. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam gas air contaminants or emissions, electricity, electrical or electronic emanations or disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances, equipment or plumbing works or from the roof, street or subsurface or from any other place or caused by dampness, vandalism, malicious mischief or by any other cause of whatever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees, and then, where notice and an opportunity to cure are appropriate (i.e., where Tenant has an opportunity to know or should have known of such condition sufficiently in advance of the occurrence of any such injury or damage resulting therefrom as would have enabled Landlord to prevent such damage or loss had Tenant notified Landlord of such condition) only after (i) notice to Landlord of the condition claimed to constitute negligence and (ii) the expiration of a reasonable time after such notice has been received by Landlord without Landlord having taken all reasonable and practicable means to cure or correct such condition; and pending such cure or correction by Landlord, Tenant shall take all reasonably prudent temporary measures and safeguards to prevent any injury, loss or damage to persons or property. In no event shall Landlord be liable for any loss, the risk of which is covered by Tenant's insurance or is required to be so covered by this Lease; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public, or quasi-public work; nor shall Landlord be liable for any latent defect in the premises or in the Building; provided however, that the foregoing shall not relieve Landlord of its obligation to perform maintenance and repairs pursuant to Article 8.7.

         15.6 Repairs and Alterations-No Diminution of Rental Value.

         A. Except as otherwise provided in Article 18, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to Tenant arising from any repairs, alterations, additions, replacements or improvements made by Landlord, or any related work, Tenant or others in or to any portion of the Building or premises or any property adjoining the Building, or in or to fixtures, appurtenances, or equipment thereof, or for failure of Landlord or others to make any repairs, alterations, additions or improvements in or to any portion of the Building, or of the premises, or in or to the fixtures, appurtenances or equipment thereof.

         B. Notwithstanding anything to the contrary in this Lease contained, if due to any such repairs, alterations, replacements, or improvements made by Landlord or if due to Landlord's failure to make any repairs, alterations, or improvements required to be made by Landlord, any portion of the premises becomes untenantable so that for the Premises Untenantability Cure Period, as hereinafter defined, the continued operation in the ordinary course of Tenants business is materially adversely affected, then, provided that Tenant ceases to use the affected portion of the premises during the entirety of the Premises Untenantability Cure Period by reason of such untenantability, and that such untenantability and Landlord's inability to cure such condition is not caused by the fault or neglect of Tenant or Tenant's agents, employees or contractors or other causes beyond Landlord's reasonable control, Yearly Rent, Operating Expense Excess, Tax Excess, and Electricity Rent shall thereafter be abated in proportion to such untenantability until the day such condition is completely corrected. For the purposes hereof, the "Premises Untenantability Cure Period" shall be defined as three (3) consecutive business days after Landlord's receipt of written notice from Tenant of the condition causing untenantability in the premises.

         C. The provisions of Paragraph B of this Article 15.6 shall not apply in the event of untenantability caused by fire or other casualty, or taking (see Articles 18 and 20).

16. ASSIGNMENT, MORTGAGING AND SUBLETTING

         A. Except as provided in this Article 16, Tenant covenants and agrees that neither this Lease nor the term and estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, voluntarily, by operation of law or otherwise, and that neither the premises, nor any part thereof will be encumbered in any manner by reason of any act or omission on the part of Tenant, or used or occupied, or permitted to be used or occupied, or utilized for desk space or for mailing privileges, by anyone other than Tenant, or for any use or purpose other than as stated in
Exhibit 1, or be sublet, or offered or advertised for subletting. Notwithstanding the foregoing, it is hereby expressly understood and agreed however, if Tenant is a corporation, that the assignment or transfer of this Lease, and the term and estate hereby granted, to any corporation into which Tenant is merged or with which Tenant is consolidated which corporation shall have a net worth at least equal to that of Tenant immediately prior to such merger or consolidation (such corporation being hereinafter called "Assignee"), shall not be deemed to be prohibited hereby if, and upon the express condition that Assignee and Tenant shall promptly execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to

Landlord whereby Assignee shall agree to be independently bound by and upon all the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of Tenant to be performed, and whereby Assignee shall expressly agree that the provisions of this Article 16 shall, notwithstanding such assignment or transfer, continue to be binding upon it with respect to all future assignments and transfers.

         B. Notwithstanding anything to the contrary in the Lease contained:

               1. Tenant shall, prior to offering or advertising the premises, or any portion thereof for sublease or assignment give Landlord a Recapture Offer, as hereinafter defined.

               2. For the purposes hereof a "Recapture Offer" shall be defined as a notice in writing from Tenant to Landlord which:

                  (a) States that Tenant desires to sublet the premises, or a portion thereof, or to assign its interest in this Lease.

                  (b) Identifies the affected portion of the premises ("Recapture Premises").

                  (c) Identifies the period of time ("Recapture Period") during which Tenant proposes to sublet the Recapture Premises or to assign its interest in the Lease.

                  (d) Offers to Landlord to terminate the Lease in respect of the Recapture Premises (in the case of a proposed assignment of Tenant's interest in the Lease or a subletting for the remainder of the term of the Lease) or to suspend the term of the Lease pro tanto in respect of the Recapture Period (i.e. the term of the Lease in respect of the Recapture Premises shall be terminated during the Recapture Period and Tenant's rental obligations shall be reduced in proportion to the ratio of the Total Rentable Area of the Recapture Premises to the Total Rentable Area of the premises then demised to Tenant).

         3. Landlord shall have twenty (20) business days to accept a Recapture Offer. If Landlord does not timely give written notice to Tenant accepting a Recapture Offer, then Landlord agrees that it will not unreasonably withhold or delay its consent to a sublease of the Recapture Premises for the Recapture Period, or an assignment of Tenant's interest in the Lease, as the case may be, to a Qualified Transferee, as hereinafter defined.

         4. For the purposes hereof, a "Qualified Transferee" shall be defined as a person, firm or corporation which, in Landlord's reasonable opinion:

                  (a) is financially responsible and of good reputation;

                  (b) is engaged in a business, the functional aspects of which, with respect to the premises, are similar to the use of other premises made by other office space tenants in the Building; and

                  (c) is not a tenant or subtenant of premises in the Building or in the building known as Three Apple Hill, adjacent to the Building.

         5. Notwithstanding anything to the contrary in this Paragraph B contained:

                  (a) If Tenant is in default of its obligations under the Lease at the time that it makes the aforesaid offer to Landlord, such default shall be deemed to be a "reasonable" reason for Landlord withholding its consent to any proposed subletting or assignment; and

                  (b) If Tenant does not enter into a sublease with a subtenant (or an assignment to an assignee, as the case may be) approved by Landlord, as aforesaid, on or before the date which is one hundred (100) days after the earlier of: (x) the expiration of said twenty (20) business day period, or (y) the date that Landlord notifies Tenant that Landlord will not accept Tenant's offer to terminate or suspend the Lease, then Landlord shall have the right arbitrarily to withhold its consent to any subletting or assignment proposed to be entered into by Tenant after the expiration of said one hundred (100) day period unless Tenant again offers, in accordance with this Paragraph B, either to terminate or to suspend the Lease in respect of the portion of the premises proposed to be sublet (or in respect of the entirety of the premises in the event of a proposed assignment, as the case may be). If Tenant shall make any subsequent offers to terminate or suspend the Lease pursuant to this Paragraph B, any such subsequent offers shall be treated in all respects as if it is Tenant's first offer to suspend or terminate the Lease pursuant to this Paragraph B, provided that the period of time Landlord shall have in which to accept or reject such subsequent offer shall be twenty (20) business days.

         6. Notwithstanding anything to the contrary herein contained, Tenant shall have no right, under this Paragraph B hereof, prior to the date one (1) year after the Term Commencement Date. Without limiting the foregoing, Tenant shall have no right to give Landlord a Recapture Offer prior to the date one (1) year after the Term Commencement Date.

         7. No subletting or assignment shall relieve Tenant of its primary obligation as party-Tenant hereunder, nor shall it reduce or increase Landlord's obligations under the Lease.

         D. In the event of an assignment of this Lease or a sublease of the premises or any portion thereof to anyone other than an Affiliate of Tenant, Tenant shall pay to Landlord fifty (50%) percent of any Net Sublease Profits (as defined below), payable in accordance with the following. In the case of an assignment of this Lease, "Net Sublease Profit": (1) shall be defined as a lump sum in the amount (if any) by which any consideration paid by the assignee in consideration of or as an inducement to Tenant to make said assignment exceeds the reasonable attorneys' fees, construction costs and brokerage fees incurred by Tenant in order to effect such assignment (collectively, "Sublease Expenses"), and (2) be payable concurrently with the payment to be made by the assignee to Tenant. In the case of a sublease, "Net Sublease Profit": (3) shall be defined as a monthly amount equal to the amount by which the sublease rent and other charges payable by the subtenant to Tenant under the sublease exceed the sum of the rent and other charges payable under this Lease for the premises or allocable to the sublet portion thereof, plus a monthly amount equal to the Sublease Expenses divided by the number of months in the term of the sublease, and (4) shall be payable on a monthly basis concurrently with the subtenant's payment of rent to Tenant under the sublease.

         E. If Tenant is an individual who uses and/or occupies the premises with partners, or if Tenant is a partnership, then:

               (i) Each present and future partner shall be personally bound by and upon all of the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of Tenant to be performed; and

               (ii) In confirmation of the foregoing, Landlord may (but without being required to do so) request (and Tenant shall duly comply) that Tenant, at the time that Tenant admits any new partner to its partnership, shall require each such new partner to execute an agreement in form and substance satisfactory to Landlord whereby such new partner shall agree to be personally bound by and upon all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed, without regard to the time when such new partner is admitted to partnership or when any obligations under any such covenants, etc., accrue.

         F. The listing of any name other than that of Tenant, whether on the doors of the premises or on the Building directory, or otherwise, shall not operate to vest in any such other person, firm or corporation any right or interest in this Lease or in the premises or be deemed to effect or evidence any consent of Landlord, it being expressly understood that any such listing, is a privilege extended by Landlord revocable at will by written notice to Tenant.

         G. If this Lease be assigned, or if the premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, at any time and from time to time, collect rent and other charges from the assignee, subtenant or occupant, and apply the net amount collected to the rent and other charges herein reserved then due and thereafter becoming due, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Any consent by Landlord to a particular assignment or subletting shall not in any way diminish the prohibition stated in the first sentence of this Article 16 or the continuing liability of the Tenant named on Exhibit 1 as the party Tenant under this Lease. No assignment or subletting shall affect the purpose for which the premises may be used as stated in Exhibit 1.

17. MISCELLANEOUS COVENANTS

         Tenant covenants and agrees as follows:

         17.1 Rules and Regulations. Tenant will faithfully observe and comply with the Rules and Regulations, if any, annexed hereto and such other and further reasonable Rules and Regulations as Landlord hereafter at any time or from time to time may make and may communicate in writing to Tenant, which in the reasonable judgment of Landlord shall be necessary for the reputation, safety, care or appearance of the Building, or the preservation of good order therein, or tile operation or maintenance of the Building, or the equipment thereof, or the comfort of tenants or others in the Building, provided, however, that in the case of any conflict between the provisions of this Lease and any such regulations, the provisions of this Lease shall control, and provided further that nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, contractors, visitors, invitees or licensees.

         17.2 Access to Premises--Shoring. Tenant shall: (i) permit Landlord to erect, use and maintain pipes, ducts and conduits in and through the premises, provided the same do not materially reduce the floor area or materially adversely affect the appearance thereof; (ii) upon prior oral notice (except that no notice shall be required in emergency situations), permit Landlord and any mortgagee of the Building or the Building and land or of the interest of Landlord therein, and any lessor under any ground or underlying lease, and their representatives, to have free and unrestricted access to and to enter upon the premises at all reasonable hours for the purposes of inspection or of making repairs, replacements or improvements in or to the premises or the Building or equipment (including, without limitation, sanitary, electrical, heating, air conditioning or other systems) or of complying with all laws, orders and requirements of governmental or other authority or of exercising any right reserved to Landlord by this Lease (including the right during the progress of any such repairs, replacements or improvements or while performing work and furnishing materials in connection with compliance with any such laws, orders or requirements to take upon or through, or to keep and store within, the premises all necessary materials, tools and equipment); and (iii) permit Landlord, at reasonable times, to show the premises during ordinary business hours to any existing or prospective mortgagee, ground lessor, space lessee, purchaser, or assignee of any mortgage, of the Building or of the Building and the land or of the interest of Landlord therein, and during the period of 12 months next preceding the Termination Date to any person contemplating the leasing of the premises or any part thereof. If, during the last month of the term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the premises, without elimination or abatement of rent, or incurring liability to Tenant for any compensation, and such acts shall have no effect upon this Lease. If Tenant shall not be personally present to open and permit an entry into the premises at any time when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Provided that Landlord shall incur no additional expense thereby, Landlord shall exercise its rights of access to the premises permitted under any of the terms and provisions of this Lease in such manner as to minimize to the extent practicable interference with Tenant's use and occupation of the premises. If an excavation shall be made upon land adjacent to the premises or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the premises for the purpose of doing such work as said person shall deem necessary to preserve the Building from injury or damage and to support the same by proper foundations without any claims for damages or indemnity against Landlord, or diminution or abatement of rent.

         17.3 Accidents to Sanitary and Other Systems. Tenant shall give to Landlord prompt notice of any fire or accident in the premises or in the Building and of any damage to, or defective condition in, any part or appurtenance of the Building including, without limitation, sanitary, electrical, ventilation, heating and air conditioning or other systems located in, or passing through, the premises. Except as otherwise provided in Articles 18 and 20, and subject to Tenant's obligations in Article 14, such damage or defective condition shall be remedied by Landlord with reasonable diligence, but if such damage or defective condition was caused by Tenant or by the employees, licensees, contractors or invitees of Tenant, the cost to remedy the same shall be paid by Tenant. In addition, all reasonable costs incurred by Landlord in connection with the investigation of any notice given by Tenant shall be paid by Tenant if the reported damage or defective condition was caused by Tenant or by the employees, licensees, contractors, or invitees of Tenant.

         17.4 Signs, Blinds and Drapes. Tenant shall put no signs in any part of the Building which are visible from the exterior of the premises. No signs or blinds may be put on or in any window or elsewhere if visible from the exterior of the Building, nor may the building standard drapes or blinds be removed by Tenant. Notwithstanding the foregoing, Tenant shall have the right, during the term of the Lease: (i) to list Tenant's name and the name of any permitted subtenants or assignees on the Building directory, (ii) to install a Building standard tenant identification sign at Tenant's entrance door, and (iii) to install a sign identifying Tenant behind the reception desk in the reception area within Tenant's premises. The initial listing of Tenant's name shall be at Landlord's cost and expense. Any changes, replacements or additions by Tenant to such directory shall be at Tenant's sole cost and expense. Tenant may hang its own drapes, provided that they shall not in any way interfere with the building standard drapery or blinds or be visible from the exterior of the Building and that such drapes are so hung and installed that when drawn, the building standard drapery or blinds are automatically also drawn. Any signs or lettering in the public corridors or on the doors shall conform to Landlord's building standard design. Neither Landlord's name, nor the name of the Building or any Center, Office Park or other Park of which the Building is a part, or the name of any other structure erected therein shall be used without Landlord's consent in any advertising material (except on business stationery or as an address in advertising matter), nor shall any such name, as aforesaid, be used in any undignified, confusing, detrimental or misleading manner.

         17.5 Estoppel Certificate. Tenant shall at any time and from time to time upon not less than ten (10) days' prior notice by Landlord to Tenant, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Yearly Rent and other charges have been paid in advance, if any, stating whether or not Landlord is in default in performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default and such other facts as Landlord may reasonably request, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser of the Building or of the Building and the land or of any interest of Landlord therein, any mortgagee or prospective mortgagee thereof, any lessor or prospective lessor thereof, any lessee or prospective lessee thereof, or any prospective assignee of any mortgage thereof. Time is of the essence in respect of any such requested certificate, Tenant hereby acknowledging the importance of such certificates in mortgage financing arrangements, prospective sale and the like. Tenant hereby appoints Landlord Tenant's attorney-in-fact in its name and behalf to execute such statement if Tenant shall fail to execute such statement within such ten-(10)-day period,

         17.6 Prohibited Materials and Property. Tenant shall not bring or permit to be brought or kept in or on the premises or elsewhere in the Building
(i) any inflammable, combustible or explosive fluid, material, chemical or substance including, without limitation, any hazardous substances as defined under Massachusetts General Laws chapter 21E, the Federal Comprehensive Environmental Response Compensation and Liability Act (CERCLA), 42 USC
Section 9601 et seq., as amended, under Section 3001 of the Federal Resource Conservation and Recovery Act of 1976, as amended, or under any regulation of any governmental authority regulating environmental or health matters (except for standard office supplies stored in proper containers), (ii) any materials, appliances or equipment (including, without limitation, materials, appliances and equipment selected by Tenant for the construction or other preparation of the premises and furniture and carpeting) which pose any danger to life, safety or health or may cause damage, injury or death; (iii) any unique, unusually valuable, rare or exotic property, work of art or the like unless the same is fully insured under all-risk coverage, or (iv) any data processing, electronic, optical or other equipment or property of a delicate, fragile or vulnerable nature unless the same are housed, shielded and protected against harm and damage, whether by cleaning or maintenance personnel, radiations or emanations from other equipment now or hereafter installed in the Building, or otherwise. Nor shall Tenant cause or permit any potentially harmful air emissions, odors of cooking or other processes, or any unusual or other objectionable odors or emissions to emanate from or permeate the premises.

         17.7 Requirements of Law--Fines and Penalties. Tenant at its sole expense shall comply with all laws, rules, orders and regulations, including, without limitation, all energy-related requirements, of Federal, State, County and Municipal Authorities and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to or arising out of Tenant's use or occupancy of the premises. Tenant shall reimburse and compensate Landlord for all expenditures made by, or damages or fines sustained or incurred by, Landlord due to nonperformance or noncompliance with or breach or failure to observe any item, covenant, or condition of this Lease upon Tenant's part to be kept, observed, performed or complied with. If Tenant receives notice of any violation of law, ordinance, order or regulation applicable to the premises, it shall give prompt notice thereof to Landlord.

         17.8 Tenant's Acts-Effect on Insurance. Tenant shall not do or permit to be done any act or thing upon the premises or elsewhere in the Building which will invalidate or be in conflict with any insurance policies covering the Building and the fixtures and property therein; and shall not do, or permit to be done, any act or thing upon the premises which shall subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon said premises or for any other reason. Tenant at its own expense shall comply with all rules, orders, regulations and requirements of the Board of Fire Underwriters, or any other similar body having jurisdiction, and shall not (i) do, or permit anything to be done, in or upon the premises, or bring or keep anything therein, except as now or hereafter permitted by the Fire Department, Board of Underwriters, Fire Insurance Rating Organization, or other authority having jurisdiction, and then only in such quantity and manner of storage as will not increase the rate for any insurance applicable to the Building, or (ii) use the premises in a manner which shall increase such insurance rates on the Building, or on property located therein, over that applicable when Tenant first took occupancy of the premises hereunder. If by reason of the failure of Tenant to comply with the provisions hereof the insurance rate applicable to any policy of insurance shall at any time thereafter be higher than it otherwise would be, the Tenant shall reimburse Landlord for that part of any insurance premiums thereafter paid by Landlord, which shall have been charged because of such failure by Tenant.

         17.9 Miscellaneous. Tenant shall not suffer or permit the premises or any fixtures, equipment or utilities therein or serving the same, to be overloaded, damaged or defaced, nor permit any hole to be drilled or made in any part thereof. Tenant shall not suffer or permit any employee, contractor, business invitee or visitor to violate any covenant, agreement or obligations of the Tenant under this Lease.

18. DAMAGE BY FIRE, ETC.

         During the entire term of this Lease, and adjusting insurance coverages to reflect current values from time to time:--(i) Landlord shall keep the Building (excluding work, installations, improvements and betterments in the premises which exceed the specifications provided in Exhibit 3, [called "Over-Building-Standard Property"] and any other property installed by or at the expense of Tenant) insured against loss or damage caused by any peril covered under fire, extended coverage and all risk insurance in an amount equal to one hundred percent (100%) replacement cost value above foundation walls; and (ii) Tenant shall keep its personal property in and about the premises and the Over-Building-Standard Property insured against loss or damage caused by any peril covered under fire, extended coverage and all risk insurance in an amount equal to one hundred percent (100%) replacement cost value. Such Tenant's insurance shall insure the interests of both Landlord and Tenant as their respective interests may appear from time to time and shall name Landlord as an additional insured; and the proceeds thereof shall be used only for the replacement or restoration of such personal property and the Over-Building-Standard Property.

         If any portion of the premises required to be insured by Landlord under the preceding paragraph shall be damaged by fire or other insured casualty, Landlord shall proceed with diligence, subject to the then applicable statutes, building codes, zoning ordinances, and regulations of any governmental authority, and at the expense of Landlord (but only to the extent of insurance proceeds made available to Landlord by any mortgagee and/or ground lessor of the real property of which the premises are a part) to repair or cause to be repaired such damage, provided, however, in respect of any over-Building Standard Property as shall have been damaged by such fire or other casualty and which (in the judgment of Landlord) can more effectively be repaired as an integral part of Landlord's repair work on the premises, that such repairs to such Tenant's alterations, decorations, additions and improvements shall be performed by Landlord but at Tenant's expense; in all other respects, all repairs to and replacements of Tenant's property and Over-Building-Standard Property shall be made by and at the expense of Tenant. If the premises or any part thereof shall have been rendered unfit for use and occupation hereunder by reason of such damage the Yearly Rent or a just and proportionate part thereof, according to the nature and extent to which the premises shall have been so rendered unfit, shall be suspended or abated until the premises (except as to the property which is to be repaired by or at the expense of Tenant) shall have been restored as nearly as practicably may be to the condition in which they were immediately prior to such fire or other casualty, provided, however, that if Landlord or any mortgagee of the Building or of the Building and the land shall be unable to collect the insurance proceeds (including rent insurance proceeds) applicable to such damage because of some action or inaction on the part of Tenant, or the employees, licensees or invitees of Tenant, the cost of repairing such damage shall be paid by Tenant and there shall be no abatement of rent. Landlord shall not be liable for delays in the making of any such repairs which are due to government regulation, casualties and strikes, unavailability of labor and materials, and other causes beyond the reasonable control of Landlord, nor shall Landlord be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting from delays in repairing such damage. If (i) the premises are so damaged by fire or other casualty (whether or not insured) at any time during the last thirty months of the term hereof that the cost to repair such damage is reasonably estimated to exceed one third of the total Yearly Rent payable hereunder for the period from the estimated date of restoration until the Termination Date, or (ii) the Building (whether or not including any portion of the premises) is so damaged by fire or other casualty (whether or not insured) that substantial alteration or reconstruction or demolition of the Building shall in Landlord's judgment be required, then and in either of such events, this Lease and the term hereof may be terminated at the election of Landlord by a notice in writing of its election so to terminate which shall be given by Landlord to Tenant within sixty (60) days following such fire or other casualty, the effective termination date of which shall be not less than thirty (30) days after the day on which such termination notice is received by Tenant. In the event of any termination, this Lease and the term hereof shall expire as of such effective termination date as though that were the Termination Date as stated in Exhibit 1 and the Yearly Rent shall be apportioned as of such date; and if the premises or any part thereof shall have been rendered unfit for use and occupation by reason of such damage the Yearly Rent for the period from the date of the fire or other casualty to the effective termination date, or a just and proportionate part thereof, according to the nature and extent to which the premises shall have been so rendered unfit, shall be abated.

19. WAIVER OF SUBROGATION

         In any case in which Tenant shall be obligated to pay to Landlord any loss, cost, damage, liability, or expense suffered or incurred by Landlord, Landlord shall allow to Tenant as an offset against the amount thereof (i) the net proceeds of any insurance collected by Landlord for or on account of such loss, cost, damage, liability or expense, provided that the allowance of such offset does not invalidate or prejudice the policy or policies under which such proceeds were payable, and (ii) if such loss, cost, damage, liability or expense shall have been caused by a peril against which Landlord has agreed to procure insurance coverage under the terms of this Lease, the amount of such insurance coverage, whether or not actually procured by Landlord.

         In any case in which Landlord or Landlord's managing agent shall be obligated to pay to Tenant any loss, cost, damage, liability or expense suffered or incurred by Tenant, Tenant shall allow to Landlord or Landlord's managing agent, as the case may be, as an offset against the amount thereof (i) the net proceeds of any insurance collected by Tenant for or on account of such loss, cost, damage, liability, or expense, provided that the allowance of such offset does not invalidate the policy or policies under which such proceeds were payable and (ii) the amount of any loss, cost, damage, liability or expense caused by a peril covered by fire insurance with the broadest form of property insurance generally available on property in buildings of the type of the Building, whether or not actually procured by Tenant.

         The parties hereto shall each procure an appropriate clause in, or endorsement on, any property insurance policy covering the premises and the Building and personal property, fixtures and equipment located thereon and therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery in favor of either party, its respective agents or employees. Having, obtained such clauses and/or endorsements, each party hereby agrees that it will not make any claim against or seek to recover from the other or its agents or employees for any loss or damage to its property or the property of others resulting from fire or other perils covered by such property insurance.

20. CONDEMNATION - EMINENT DOMAIN

         In the event that the premises or any part thereof, or the whole or any part of the Building, shall be taken or appropriated by eminent domain or shall be condemned for any public or quasi-public use, or (by virtue of any such taking, appropriation or condemnation) shall suffer any damage (direct, indirect or consequential) for which Landlord or Tenant shall be entitled to compensation, then (and in any such event) this Lease and the term hereof may be terminated at the election of Landlord by a notice in writing of its election so to terminate which shall be given by Landlord to Tenant within sixty (60) days following the date on which Landlord shall have received notice of such taking, appropriation or condemnation. In the event that a substantial part of the premises or of the means of access thereto shall be so taken, appropriated or condemned, then (and in any such event) this Lease and the term hereof may be terminated at the election of Tenant by a notice in writing of its election so to terminate which shall be given by Tenant to Landlord within sixty (60) days following the date on which Tenant shall have received notice of such taking, appropriation or condemnation.

         Upon the giving of any such notice of termination (either by Landlord or Tenant) this Lease and the term hereof shall terminate on or retroactively as of the date on which Tenant shall be required to vacate any part of the premises or shall be deprived of a substantial part of the means of access thereto, provided, however, that Landlord may in Landlord's notice elect to terminate this Lease and the term hereof retroactively as of the date on which such taking, appropriation or condemnation became legally effective. In the event of any such termination, this Lease and the term hereof shall expire as of such effective termination date as though that were the Termination Date as stated in
Exhibit 1, and the Yearly Rent shall be apportioned as of such date. If neither party (having the right so to do) elects to terminate Landlord will, with reasonable diligence and at Landlord's expense, restore the remainder of the premises, or the remainder of the means of access, as nearly as practicably may be to the same condition as obtained prior to such taking, appropriation or condemnation in which event (i) the Total Rentable Area shall be adjusted as in
Exhibit 5 provided, (ii) a just proportion of the Yearly Rent, according to the nature and extent of the taking, appropriation or condemnation and the resulting permanent injury to the premises and the means of access thereto, shall be permanently abated, and (iii) a just proportion of the remainder of the Yearly Rent, according to the nature and extent of the taking, appropriation or condemnation and the resultant injury sustained by the premises and the means of access thereto, shall be abated until what remains of the premises and the means of access thereto shall have been restored as fully as may be for permanent use and occupation by Tenant hereunder. Except for any award specifically reimbursing Tenant for moving or relocation expenses, there are expressly reserved to Landlord all rights to compensation and damages created, accrued or accruing by reason of any such taking, appropriation or condemnation, in implementation and in confirmation of which Tenant does hereby acknowledge that Landlord shall be entitled to receive all such compensation and damages, grant to Landlord all and whatever rights (if any) Tenant may have to such compensation and damages, and agree to execute and deliver all and whatever further instruments of assignment as Landlord may from time to time request. In the event of any taking of the premises or any part thereof for temporary (i.e., not in excess of one (1) year) use, (i) this Lease shall be and remain unaffected thereby, and (ii) Tenant shall be entitled to receive for itself any award made to the extent allocable to the premises in respect of such taking on account of such use, provided, that if any taking is for a period extending beyond the term of this Lease, such award shall be apportioned between Landlord and Tenant as of the Termination Date or earlier termination of this Lease.

21. DEFAULT

         21.1 Conditions of Limitation - Re-entry - Termination. This Lease and the herein term and estate are, upon the condition that if (a) subject to
Article 21.7, Tenant shall neglect or fail to perform or observe any of the Tenant's covenants or agreements herein, including (without limitation) the covenants or agreements with regard to the payment when due of rent, additional charges, reimbursement for increase in Landlord's costs, or any other charge payable by Tenant to Landlord (all of which shall be considered as part of Yearly Rent for the purposes of invoking Landlord's statutory or other rights and remedies in respect of payment defaults); or (b) Tenant shall desert or abandon the premises or the same shall become, or shall appear to have become, vacant (whether or not the keys shall have been surrendered or the rent shall have been paid); or (c) Tenant shall be involved in financial difficulties as evidenced by an admission in writing by Tenant of Tenant's inability to pay its debts generally as they become due, or by the making or offering to make a composition of its debts with its creditors; or (d) Tenant shall make an assignment or trust mortgage, or other conveyance or transfer of like nature, of all or a substantial part of its property for the benefit of its creditors, or
(e) an attachment on mesne process, on execution or otherwise, or other legal process shall issue against Tenant or its property and a sale of any of its assets shall be held thereunder; or (f) intentionally omitted; or (g) the leasehold hereby created shall be taken on execution or by other process of law and shall not be revested in Tenant within thirty (30) days thereafter; or (h) a receiver, sequesterer, trustee or similar officer shall be appointed by a court of competent jurisdiction to take charge of all or any part of Tenant's property and such appointment shall not be vacated within thirty (30) days; or (i) any proceeding shall be instituted by or against Tenant pursuant to any of the provisions of any Act of Congress or State law relating to bankruptcy, reorganizations, arrangements, compositions or other relief from creditors, and, in the case of any proceeding instituted against it, if Tenant shall fail to have such proceedings dismissed within thirty (30) days or if Tenant is adjudged bankrupt or insolvent as a result of any such proceeding, or (j) any event shall occur or any contingency shall arise whereby this Lease, or the term and estate thereby created, would (by operation of law or otherwise) devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted under Article 16 hereof then, and in any such event (except as hereinafter in Article 21.2 otherwise provided) Landlord may, by notice to Tenant, elect to terminate this Lease; and thereupon (and without prejudice to any remedies which might otherwise be available for arrears of rent or other charges due hereunder or preceding breach of covenant or agreement and without prejudice to Tenant's liability for damages as hereinafter stated), upon the giving of such notice, this Lease shall terminate as of the date specified therein as though that were the Termination Date as stated in Exhibit 1. Without being taken or deemed to be guilty of any manner of trespass or conversion, and without being liable to indictment, prosecution or damages therefor, Landlord may, forcibly if necessary, enter into and upon the premises (or any part thereof in the name of the whole); repossess the same as of its former estate; and expel Tenant and those claiming under Tenant. Wherever "Tenant " is used in subdivisions (c), (d), (e), (f), (g), (h) and (i) of this Article 21.1, it shall be deemed to include any one of (i) any corporation of which Tenant is a controlled subsidiary and (ii) any guarantor of any of Tenant's obligations under this Lease. The words "re-entry" and "re-enter" as used in this Lease are not restricted to their technical legal meanings.

         21.2 Intentionally Omitted.

         21.3 Damages - Termination. Upon the termination of this Lease under tile provisions of this Article 21, then except as hereinabove in Article 21.2 otherwise provided, Tenant shall pay to Landlord the rent and other charges payable by Tenant to Landlord up to tile time of such termination, shall continue to be liable for any preceding breach of covenant, and in addition, shall pay to Landlord as damages at the election of Landlord either:

         (x) the amount by which, at the time of the termination of this Lease (or at any time thereafter if Landlord shall have initially elected damages under subparagraph (y), below), (i) the aggregate of the rent and other charges projected over the period commencing with such termination and ending on the Termination Date as stated in Exhibit 1 exceeds (ii) the aggregate projected rental value of the premises for such period based upon the then current market conditions;

         or:

         (y) amounts equal to the rent and other charges which would have been payable by Tenant had this Lease not been so terminated, payable upon the due dates therefor specified herein following such termination and until the Termination Date as specified in Exhibit 1, provided, however, if Landlord shall re-let the premises during such period, that Landlord shall credit Tenant with the net rents received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such re-letting the expenses incurred or paid by Landlord in terminating this Lease, as well as the expenses of re-letting, including altering and preparing the premises for new tenants, brokers' commissions, and all other similar and dissimilar expenses properly chargeable against the premises and the rental therefrom, it being understood that any such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease; and provided, further, that (i) in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder and (ii) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this Subparagraph (y) to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Landlord relate to the period of time on which the judgment rendered in such suit is based. If the premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting.

         In calculating the rent and other charges under Subparagraph (x), above, there shall be included, in addition to the Yearly Rent, Tax Excess and Operating Expense Excess and all other considerations agreed to be paid or performed by Tenant, on the assumption that all such amounts and considerations would have remained constant (except as herein otherwise provided) for the balance of the full term hereby granted.

         Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated hereunder.

         Nothing herein contained shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant.

         Landlord agrees to use reasonable efforts to relet the premises after Tenant vacates the premises in tile event that the Lease is terminated based upon a default by Tenant hereunder. Marketing of Tenant's premises in a manner similar to the manner in which Landlord markets other premises within Landlord's control in the Building shall be deemed to have satisfied Landlord's obligation to use "reasonable efforts." In no event shall Landlord be required to (i) solicit or entertain negotiations with any other prospective tenants for the premises until Landlord obtains full and complete possession of the premises including, without limitation, the final and unappealable legal right to re-let the premises free of any claim of Tenant, (ii) relet the premises before leasing, other vacant space in the Building or in Three Apple Hill, or (iii) lease the premises for a rental less than the current fair market rental then prevailing for similar office space in the Building.

         21.4 Fees and Expenses.

               (a) If Tenant shall default in the performance of any covenant on Tenant's part to be performed as in this Lease contained, Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of Tenant. If Landlord at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money, by reason of the failure of Tenant to comply with any provision hereof, or if Landlord is compelled to or does incur any expense, including reasonable attorneys' fees, in instituting, prosecuting, and/or defending any action or proceeding instituted by reason of any default of Tenant hereunder, Tenant shall on demand pay to Landlord by way of reimbursement the sum or sums so paid by Landlord with all costs and damages, plus interest computed as provided in
Article 6 hereof.

               (b) Tenant shall pay Landlord's cost and expense, including reasonable attorneys' fees, incurred (i) in enforcing any obligation of Tenant under this Lease or (ii) as a result of Landlord, without its fault, being made party to any litigation pending by or against Tenant or any persons claiming through or under Tenant. Tenant shall not be obligated to make any payment to Landlord of any attorneys' fees incurred by Landlord unless judgment is entered (final, and beyond appeal) in favor of Landlord in the lawsuit relating to such fees. Landlord shall pay, upon demand by Tenant, Tenant's costs and expenses, including reasonable attorneys' fees, incurred by Tenant in connection with any lawsuit between Landlord and

Tenant where judgment is entered (final, and beyond appeal) in favor of Tenant.

         21.5 Waiver of Redemption. Tenant does hereby waive and surrender all rights and privileges which it might have under or by reason of any present or future law to redeem the premises or to have a continuance of this Lease for the term hereby demised after being dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

         21.6 Landlord's Remedies Not Exclusive. The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any remedies or means of redress to which Landlord may at any time be lawfully entitled, and Landlord may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

         21.7 Grace Period. Notwithstanding anything to the contrary in this Article contained, Landlord agrees not to take any action to terminate this Lease (a) for default by Tenant in the payment when due of any sum of money, if Tenant shall cure such default within five (5) business days after written notice thereof is given by Landlord to Tenant, provided, however, that no such notice need be given and no such default in the payment of money shall be curable if on two (2) prior occasions in the most recent twelve month period there had been a default in the payment of money which had been cured after notice thereof had been given by Landlord to Tenant as herein provided or (b) for default by Tenant in the performance of any covenant other than a covenant to pay a sum of money, if Tenant shall cure such default within a period of thirty (30) days after written notice thereof given by Landlord to Tenant (except where the nature of the default is such that remedial action should appropriately take place sooner, as indicated in such written notice), or within such additional period as may reasonably be required to cure such default if (because of governmental restrictions or any other cause beyond the reasonable control of Tenant) the default is of such a nature that it cannot be cured within such thirty-(30)-day period, provided, however, (1) that there shall be no extension of time beyond such thirty-(30)-day period for the curing of any such default unless, not more than ten (10) business days after the receipt of the notice of default, Tenant in writing (i) shall specify the cause on account of which the default cannot be cured during such period and shall advise Landlord of its intention duly to institute all steps necessary to cure the default and (ii) shall, as soon as reasonably practicable, duly institute and thereafter diligently prosecute to completion all steps necessary to cure such default and, (2) that no notice of the opportunity to cure a default need be given, and no grace period whatsoever shall be allowed to Tenant, if the default is incurable or if the covenant.

         Notwithstanding anything to the contrary in this Article 21.7 contained, except to the extent prohibited by applicable law, any statutory notice and grace periods provided to Tenant by law are hereby expressly waived by Tenant.

22. END OF TERM - ABANDONED PROPERTY

         Upon the expiration or other termination of the term of this Lease, Tenant shall peaceably quit and surrender to Landlord the premises and all alterations and additions thereto, broom clean, in good order, repair and condition (except as provided herein and in Articles 8.7, 18 and 20) excepting only ordinary wear and use and damage by fire or other casualty for which, under other provisions of this Lease, Tenant has no responsibility of repair or restoration. Tenant shall remove all of its property and, to the extent specified by Landlord, all alterations and additions made by Tenant and all partitions wholly within the premises, and shall repair any damages to the premises or the Building caused by their installation or by such removal. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

         Tenant will remove any personal property from the Building and the premises upon or prior to the expiration or termination of this Lease. If any such property which shall remain in the Building or the premises after the expiration of the term of the Lease or, if the term of the Lease terminates prior to the expiration of the term, and any such property shall remain in the Building after the date ten (10) days after Landlord gives Tenant written notice to remove such property, then such property shall be conclusively deemed to have been abandoned, and may either be retained by Landlord as its property or sold or otherwise disposed of in such manner as Landlord may see fit. If any part thereof shall be sold, that Landlord may receive and retain the proceeds of such sale and apply the same, at its option, against the expenses of the sale, the cost of moving and storage, any arrears of Yearly Rent, additional or other charges payable hereunder by Tenant to Landlord and any damages to which Landlord may be entitled under Article 21 hereof or pursuant to law, and the balance shall be remitted by Landlord to Tenant.

         If Tenant or anyone claiming under Tenant shall remain in possession of the premises or any part thereof after the expiration or prior termination of the term of this Lease without any agreement in writing between Landlord and Tenant with respect thereto, then, prior to the acceptance of any payments for rent or use and occupancy by Landlord, the person remaining in possession shall be deemed a tenant-at-sufferance. Whereas the parties hereby acknowledge that Landlord may need the premises after the expiration or prior termination of the term of the Lease for other tenants and that the damages which Landlord may suffer as the result of Tenant's holding-over cannot be determined as of the Execution Date hereof, in the event that Tenant so holds over, Tenant shall pay to Landlord in addition to all rental and other charges due and accrued under the Lease prior to the date of termination, charges (based upon fair market rental value of the premises) for use and occupation of the premises thereafter and, in addition to such sums and any and all other rights and remedies which Landlord may have at law or in equity, an additional use and occupancy charge in the amount of fifty percent (50%) of either the Yearly Rent and other charges calculated (on a daily basis) at the highest rate payable under the terms of this Lease, but measured from the day on which Tenant's hold-over commenced and terminating on the day on which Tenant vacates the premises or the fair market value of the premises for such period, whichever is greater. In addition, Tenant shall save Landlord, its agents and employees, harmless and will exonerate, defend and indemnify

Landlord, its agents and employees, from and against any and all damages which Landlord may suffer on account of Tenant's hold-over in the premises after the expiration or prior termination of the term of the Lease.

23. SUBORDINATION

         (a) Subject to any mortgagee's or ground lessor's election, as hereinafter provided for, this Lease is subject and subordinate in all respects to all matters of record (including, without limitation, deeds and land disposition agreements), ground leases and/or underlying leases, and all mortgages, any of which may now or hereafter be placed on or affect such leases and/or the real property of which the premises are a part, or any part of such real property, and/or Landlord's interest or estate therein, and to each advance made and/or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor. This Article 23 shall be self-operative and no further instrument or subordination shall be required. In confirmation of such subordination, Tenant shall execute, acknowledge and deliver promptly any certificate or instrument that Landlord and/or any mortgagee and/or lessor under any ground or underlying lease and/or their respective successors in interest may request, subject to Landlord's, mortgagee's and ground lessor's right to do so for, on behalf and in the name of Tenant under certain circumstances, as hereinafter provided. Tenant acknowledges that, where applicable, any consent or approval hereafter given by Landlord may be subject to the further consent or approval of such mortgagee and/or ground lessor; and the failure or refusal of such mortgagee and/or ground lessor to give such consent or approval shall, notwithstanding anything to the contrary in this Lease contained, constitute reasonable justification for Landlord's withholding its consent or approval.

         (b) Any such mortgagee or ground lessor may from time to time subordinate or revoke any such subordination of the mortgage or ground lease held by it to this Lease. Such subordination or revocation, as the case may be, shall be effected by written notice to Tenant and by recording an instrument of subordination or of such revocation, as the case may be, with the appropriate registry of deeds or land records and to be effective without any further act or deed on the part of Tenant. In confirmation of such subordination or of such revocation, as the case may be, Tenant shall execute, acknowledge and promptly deliver any certificate or instrument that Landlord, any mortgagee or ground lessor may request, subject to Landlord's, mortgagee's and ground lessor's right to do so for, on behalf and in the name of Tenant under certain circumstances, as hereinafter provided.

         (c) Without limitation of any of the provisions of this Lease, if any ground lessor or mortgagee shall succeed to the interest of Landlord by reason of the exercise of its rights under such ground lease or mortgage (or the acceptance of voluntary conveyance in lieu thereof) or any third party (including, without limitation, any foreclosure purchaser or mortgage receiver) shall succeed to such interest by reason of any such exercise or the expiration or sooner termination of such ground lease, however caused, then such successor may, upon notice and request to Tenant (which, in the case of a ground lease, shall be within thirty (30) days after such expiration or sooner termination), succeed to the interest of Landlord under this Lease, provided, however, that such successor shall not: (i) be liable for any previous act or omission of Landlord under this Lease; (ii) be subject to any offset, defense, or counterclaim which shall theretofore have accrued to Tenant against Landlord; (iii) have any obligation with respect to any security deposit unless it shall have been paid over or physically delivered to such successor; or (iv) be bound by any previous modification of this Lease or by any previous payment of Yearly Rent for a period greater than one (1) month, made without such ground lessor's or mortgagee's consent where such consent is required by applicable ground lease or mortgage documents. In the event of such succession to the interest of the Landlord -- and notwithstanding that any such mortgage or ground lease may antedate this Lease -- the Tenant shall attorn to such successor and shall ipso facto be and become bound directly to such successor in interest to Landlord to perform and observe all the Tenant's obligations under this Lease without the necessity of the execution of any further instrument. Nevertheless, Tenant agrees at any time and from time to time during the term hereof to execute a suitable instrument in confirmation of Tenant's agreement to attorn, as aforesaid, subject to Landlord's, mortgagee's and ground lessor's right to do so for, on behalf and in the name of Tenant under certain circumstances, as hereinafter provided.

         (d) The term "mortgage(s)" as used in this Lease shall include any mortgage or deed of trust. The term "mortgagee(s)" as used in this Lease shall include any mortgagee or any trustee and beneficiary under a deed of trust or receiver appointed under a mortgage or deed of trust. The term "mortgagor(s)" as used in this Lease shall include any mortgagor or any grantor under a deed of trust.

         (e) Tenant hereby irrevocably constitutes and appoints Landlord or any such mortgagee or ground lessor, and their respective successors in interest, acting singly, Tenant's attorney-in-fact to execute and deliver any such certificate or instrument for, on behalf and in the name of Tenant, but only if Tenant fails to execute, acknowledge and deliver any such certificate or instrument within ten (10) days after Landlord or such mortgagee or such ground lessor has made written request therefor.

         (f) Notwithstanding anything to the contrary contained in this Article 23, if all or part of Landlord's estate and interest in the real property of which the premises are a part shall be a leasehold estate held under a ground lease, then: (i) the foregoing subordination provisions of this Article 23 shall not apply to any mortgages of the fee interest in said real property to which Landlord's leasehold estate is not otherwise subject and subordinate; and (ii) the provisions of this Article 23 shall in no way waive, abrogate or otherwise affect any agreement by any ground lessor (x) not to terminate this Lease incident to any termination of such ground lease prior to its term expiring or
(y) not to name or join Tenant in any action or proceeding by such ground lessor to recover possession of such real property or for any other relief.

         (g) In the event of any failure by Landlord to perform, fulfill or observe any agreement by Landlord herein, in no event will the Landlord be deemed to be in default under this Lease permitting Tenant to exercise any or all rights or remedies under this Lease until the Tenant shall have given written notice of such failure to any mortgagee (ground lessor and/or trustee) of which Tenant shall have been advised and until a reasonable period of time shall have elapsed following the giving of such notice, during which such mortgagee (ground lessor and/or trustee) shall have the right, but shall not be obligated, to remedy such failure.

24. QUIET ENJOYMENT

         Landlord covenants that if, and so long as, Tenant keeps and performs each and every covenant, agreement, term, provision and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall quietly enjoy the premises from and against the claims of all persons claiming by, through or under Landlord subject, nevertheless, to the covenants, agreements, terms, provisions and conditions of this Lease and to the mortgages, ground leases and/or underlying leases to which this Lease is subject and subordinate, as hereinabove set forth.

         Without incurring any liability to Tenant, Landlord may permit access to the premises and open the same, whether or not Tenant shall be present, upon any demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, Tenant's property or for any other lawful purpose (but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal governments.

25. ENTIRE AGREEMENT -- WAIVER -- SURRENDER

         25.1 Entire Agreement. This Lease, the Rider, and the Exhibits made a part hereof contain the entire and only agreement between the parties and any and all statements and representations, written and oral, including previous correspondence and agreements between the parties hereto, are merged herein. Tenant acknowledges that all representations and statements upon which it relied in executing this Lease are contained herein and that the Tenant in no way relied upon any other statements or representations, written or oral. Any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Lease in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

         25.2 Waiver. The failure of Landlord to seek redress for violation, or to insist upon the strict performance, of any covenant or condition of this Lease, or any of the Rules and Regulations promulgated hereunder, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of such Rules and Regulations against

Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provisions of this Lease shall be deemed to have been waived by either party unless such waiver be in writing signed by such party. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

         25.3 Surrender. No act or thing done by Landlord during the term hereby demised shall be deemed an acceptance of a surrender of the premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of the Lease or a surrender of the premises. In the event that Tenant at any time desires to have Landlord underlet the premises for Tenant's account, Landlord or Landlord's agents are authorized to receive the keys for such purposes without releasing Tenant from any of the obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such underletting.

26. INABILITY TO PERFORM - EXCULPATORY CLAUSE

         Except as provided in Article 4.1 and 4.2 hereof, this Lease and the obligations of Tenant to pay rent hereunder and perform all the other covenants, agreements, terms, provisions and conditions hereunder on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repairs, replacements, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strikes or labor troubles or any other similar or dissimilar cause whatsoever beyond Landlord's reasonable control, including but not limited to, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war, hostilities or other similar or dissimilar emergency. In each such instance of inability of Landlord to perform, Landlord shall exercise reasonable diligence to eliminate the cause of such inability to perform.

         Tenant shall neither assert nor seek to enforce any claim against Landlord, or Landlord's agents or employees, or the assets of Landlord or of Landlord's agents or employees, for breach of this Lease or otherwise, other than against Landlord's interest in the Building of which the premises are a part and in the uncollected rents, issues and profits thereof, and Tenant agrees to look solely to such interest for the satisfaction of any liability of Landlord under this Lease, it being specifically agreed that in no event shall Landlord or Landlord's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives, and the like, disclosed or undisclosed, thereof) ever be personally liable for any such liability. This paragraph shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or to take any other action which shall not involve the personal liability of Landlord to respond in monetary damages from Landlord's assets other than the Landlord's interest in said real estate, as aforesaid. In no event shall Landlord or Landlord's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for consequential or incidental damages. Without limiting the foregoing, in no event shall Landlord or Landlord's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for lost profits of Tenant. If by reason of Landlord's failure to acquire title to the real property of which the premises are a part or to complete construction of the Building or premises, Landlord shall be held to be in breach of this Lease, Tenant's sole and exclusive remedy shall be a right to terminate this Lease.

27. BILLS AND NOTICES

         Any notice, consent, request, bill, demand or statement hereunder by either party to the other party shall be in writing and, if received at Landlord's or Tenant's address, shall be deemed to have been duly given when either delivered or served personally or mailed in a postpaid envelope, deposited in the United States mail addressed to Landlord at its address as stated in Exhibit 1 and to Tenant at the premises (or at Tenant's address as stated in Exhibit 1, if mailed prior to Tenant's occupancy of the premises), or if any address for notices shall have been duly changed as hereinafter provided, if mailed as aforesaid to the party at such changed address. Either party may at any time change the address or specify an additional address for such notices, consents, requests, bills, demands or statements by delivering or mailing, as aforesaid, to the other party a notice stating the change and setting forth the changed or additional address, provided such changed or additional address is within the United States.

         If Tenant is a partnership, Tenant, for itself, and on behalf of all of its partners, hereby appoints Tenant's Service Partner, as identified on Exhibit 1, to accept service of any notice, consent, request bill, demand or statement hereunder by Landlord and any service of process in any judicial proceeding with respect to this Lease on behalf of Tenant and as agent and attorney-in-fact for each partner of Tenant.

         All bills and statements for reimbursement or other payments or charges due from Tenant to Landlord hereunder shall be due and payable in full ten (10) days, unless herein otherwise provided, after submission thereof by Landlord to Tenant. Tenant's failure to make timely payment of any amounts indicated by such bills and statements, whether for work done by Landlord at Tenant's request, reimbursement provided for by this Lease or for any other sums properly owing by Tenant to Landlord, shall be treated as a default in the payment of rent, in which event Landlord shall have all rights and remedies provided in this Lease for the nonpayment of rent.

28. PARTIES BOUND -- SEIZING OF TITLE

         The covenants, agreements, terms, provisions and conditions of this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of Article 16 hereof shall operate to vest any rights in any successor or assignee of Tenant and that the provisions of this Article 28 shall not be construed as modifying the conditions of limitation contained in Article 21 hereof.

         If, in connection with or as a consequence of the sale, transfer or other disposition of the real estate (land and/or Building, either or both, as the case may be) of which the premises are a part, Landlord ceases to be the owner of the reversionary interest in the premises, Landlord shall be entirely freed and relieved from the performance and observance thereafter of all covenants and obligations hereunder on the part of Landlord to be performed and observed, it being understood and agreed in such event (and it shall be deemed and construed as a covenant running with the land) that the person succeeding to Landlord's ownership of said reversionary interest shall thereupon and thereafter assume, and perform and observe, any and all of such covenants and obligations of Landlord.

29. MISCELLANEOUS

         29.1 Separability. If any provision of this Lease or portion of such provision or the application thereof to any person or circumstance is for any reason held invalid or unenforceable, the remainder of the Lease (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

         29.2 Captions, etc. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent of any provisions thereof. References to "State" shall mean, where appropriate, the District of Columbia and other Federal territories, possessions, as well as a state of the United States.

         29.3 Broker. Tenant represents and warrants that it has not directly or indirectly dealt, with respect to the leasing of office space in the Building or any Center, Office Park or other Park of which it is a part (called "Building, etc." in this Article 29.3) with any broker or had its attention called to the premises or other space to let in the Building, etc. by anyone other than the broker, person or firm, if any, designated in Exhibit 1. Tenant agrees to defend, exonerate and save harmless and indemnify Landlord and anyone claiming by, through or under Landlord against any claims for a commission arising out of the execution and delivery of this Lease or out of negotiations between Landlord and Tenant with respect to the leasing of other space in the Building, etc., provided that Landlord shall be solely responsible for the payment of brokerage commissions to the broker, person or firm, if any, designated in Exhibit 1.

         29.4 Modifications. If in connection with obtaining financing for the Building, a bank, insurance company, pension trust or other institutional lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not withhold, delay or condition its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder, materially decrease the obligations of Landlord, or materially adversely affect the leasehold interest hereby created.

         29.5 Arbitration. Any disputes relating to provisions or obligations in this Lease as to which a specific provision for a reference to arbitration is made herein shall be submitted to arbitration in accordance with the provisions of applicable state law (as identified on Exhibit 1), as from time to time amended. Arbitration proceedings, including the selection of an arbitrator, shall be conducted pursuant to the rules, regulations and procedures from time to time in effect as promulgated by the American Arbitration Association. Prior written notice of application by either party for arbitration shall be given to the other at least ten (10) days before submission of the application to the said Association's office in tile City wherein the Building is situated (or the nearest other city having an Association office). The arbitrator shall hear the parties and their evidence. The decision of the arbitrator shall be binding and conclusive, and judgment upon the award or decision of the arbitrator may be entered in the appropriate court of law (as identified on Exhibit 1); and the parties consent to the jurisdiction of such court and further agree that any process or notice of motion or other application to the Court or a Judge thereof may be served outside the State wherein the Building is situated by registered mail or by personal service, provided a reasonable time for appearance is allowed. The costs and expenses of each arbitration hereunder and their apportionment between the parties shall be determined by the arbitrator in his award or decision. No arbitrable dispute shall be deemed to have arisen under this Lease prior to (i) the expiration of the period of twenty (20) days after the date of the giving of written notice by the party asserting the existence of the dispute together with a description thereof sufficient for an understanding thereof, and (ii) where a Tenant payment (e.g., Tax Excess or Operating Expense Excess under Article 9 hereof) is in issue, the amount billed by Landlord having been paid by Tenant to the extent that such amount is not disputed by Tenant in good faith.

29.6 Governing Law. This Lease is made pursuant to, and shall be governed by, and construed in accordance with, the laws of the State wherein the Building is situated and any applicable local municipal rules, regulations, by-laws, ordinances and the like.

29.7 Assignment of Rents. With reference to any assignment by Landlord of its interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to or held by a bank, trust company, insurance company or other institutional lender holding a mortgage or ground lease on the Building, Tenant agrees:

         (a) that the execution thereof by Landlord and the acceptance thereof by such mortgagee and/or ground lessor shall never be deemed an assumption by such mortgagee and/or ground lessor of any of the obligations of the Landlord thereunder, unless such mortgagee and/or ground lessor shall, by written notice sent to the Tenant, specifically otherwise elect; and

         (b) that, except as aforesaid, such mortgagee and/or ground lessor shall be treated as having assumed the Landlord's obligations thereunder only upon foreclosure of such mortgagee's mortgage or deed of trust or termination of such ground lessor's ground lease and the taking of possession of the demised premises after having given notice of its exercise of the option stated in
Article 23 hereof to succeed to the interest of the Landlord under this Lease.

29.8 Representation of Authority. By his execution hereof each of the signatories on behalf of the respective parties hereby warrants and represents to the other that he is duly authorized to execute this Lease on behalf of such party. If Tenant is a corporation, Tenant hereby appoints the signatory whose name appears below on behalf of Tenant as Tenant's attorney-in-fact for the purpose of executing this Lease for and on behalf of Tenant.

29.9 Expenses Incurred by Landlord Upon Tenant Requests. Tenant shall, upon demand, reimburse Landlord for all reasonable expenses, including, without limitation, legal fees, incurred by Landlord in connection with all requests by Tenant for consents, approvals or execution of collateral documentation related to this Lease, including, without limitation, costs incurred by Landlord in the review and approval of Tenant's plans and specifications in connection with proposed alterations to be made by Tenant to the premises, requests by Tenant to sublet the premises or assign its interest in the Lease, the execution by Landlord of estoppel certificates requested by Tenant, and requests by Tenant for Landlord to execute waivers of Landlord's interest in Tenant's property in connection with third party financing by Tenant. Such costs shall be deemed to be additional rent under the Lease.

29.10 Survival. Without limiting any other obligation of the either party which may survive the expiration or prior termination of the term of the Lease, all obligations (if any) on the part of each party to indemnify, defend, or hold the other party harmless, as set forth in this Lease (including, without limitation, Tenant's obligations under Articles 13(d), 15.3, and 29.3) shall survive the expiration or prior termination of the term of the Lease.

         IN WITNESS WHEREOF the parties hereto have executed this Indenture of Lease in multiple copies, each to be considered an original hereof, as a sealed instrument on the day and year noted in Exhibit 1 as the Execution Date.


LANDLORD:                                             TENANT:
METROPOLITAN LIFE INSURANCE COMPANY         SERVICESOFT TECHNOLOGIES, INC.
On behalf of a co-mingled separate
account

By: SSR Realty Advisors, Inc.,
    its Investment Advisor

By: : /s/ JOHN F. LOEHR                     By: /s/ ILLEGIBLE
      -------------------------------          --------------------------------
      (Name) (Title)                           (Name) (title)
       Hereunto Duly Authorized               Hereunto Duly Authorized
       Date Signed:                           Date Signed:

JOHN F. LOEHR
MANAGING DIRECTOR

         IF TENANT IS A CORPORATION, A SECRETARY'S OR CLERK'S CERTIFICATE OF THE AUTHORITY AND THE INCUMBENCY OF THE PERSON SIGNING ON BEHALF OF TENANT SHOULD BE ATTACHED.



COMMONWEALTH, DISTRICT OR
STATE OF MASSACHUSETTS
COUNTY OF MIDDLESEX

         On the Execution Date stated in Exhibit 1, the person above signing this Lease for and on behalf of the Tenant, to me personally known, did sign and execute this Lease and, being by me duly sworn, did depose and say that he is the officer of the above named Tenant, as noted, and that he signed his name hereto by order of the Board of Directors of said Tenant.

                                                   /s/ ILLEGIBLE
                                                  -----------------------------
                                                  Notary Public
                                                  My Commission Expires:
                                                  June 23, 2000

STATE OF NEW YORK

COUNTY OF WESTCHESTER

         On the Execution Date stated in Exhibit 1, the person above signing this Lease for and on behalf of Landlord to me personally known, did sign and execute this Lease and, being by me duly sworn, did depose and say that he is the duly authorized representative of Landlord.



                                          /s/ RENEE S. PATRICK
                                          -------------------------------------
                                          Notary Public
                                          My Commission Expires: 11-17-99

                                          RENEE S. PATRICK
                                          Notary Public, State of New York
                                          #01PA5088169 Qualified in Westchester
                                          County
                                          Commission Expires on 11/17/1999

                                    EXHIBIT 3

                             BUILDING STANDARD ITEMS

         The following exhibit sets forth the Building standard level of leasehold improvements and does not, notwithstanding anything to the contrary in this Exhibit 3 contained, impose any obligation on Landlord to provide any such items in the premises.

A.       Exterior Walls, Lobby Walls and Core Walls

         1.       Finish

                  The exposed surfaces are to receive a drywall finish. The toilet room walls are to be finished with ceramic tile and drywall, or equal.

         2.       Doors-Frames

                  Flush hollow metal doors or solid core wood doors 1-3/4" in thickness will be installed in pressed metal door frames.

         3.       Hardware

                  Each swing door shall be provided with one and one-half pairs of butts, a latch set, or lockset where required, and a door stop where required. A surface mounted door closer will be provided at such additional locations as may be required by the local code. All hardware shall be Sargent, Schlage, Yale and Towne or equal.

B.       Partitions and Doors

         1.       Partitions Separating Premises (Demising)

                  a.       Partitions

                           Partitions separating premises shall be constructed
of metal studs with two layers of 5/8" wallboard on each side extending above the ceiling, with one layer of wallboard on each side extended to the underside of the floor construction above, or equal.

                  b.       Doors

                           All doors shall have pressed metal door frames or
wood door frames and casings, as Landlord may elect. The doors shall be solid core wood doors and shall be provided with two pairs of butts, a lockset, and doorstop where required. A door closer will be provided for the principal entrance to the premises and at such additional locations as may be required by the local code. The locksets which are provided at the entrance will be master-keyed to building standard and shall be Sargent, Yale and Towne, Schlage or equal.

         2.       Partitions Separating Offices within Single Premises

                  a.       Partitions

                  The partitions shall be constructed of metal studs with one layer of 5/8" wallboard on each side or equal.

                  b.       Doors

                  The swing doors shall have pressed metal door frames or wood frames and casings, as Landlord may elect. The doors shall be solid core and shall be provided with two pairs of butts, latch sets, and doorstop where required. The number of doors shall not exceed one door for each 25 lineal feet of allowed partitions. All hardware shall be Sargent, Yale and Towne, Schlage or equal.

                  3.       Standard Quality of Partitions

                  The total lineal footage of partitions shall not exceed one lineal foot for each 15 square feet of (i) Net Rentable Area (1) for multi-tenant floors or (ii) Gross Area (1), not including building core area, for single-tenant floors.

         C.       Ceilings

                  1. Mechanically suspended, 24" x 24" exposed slotted tee system with fissured acoustic ceiling tiles, Class "A" (incombustible), 24" x 24", square edged.

                  2. The mechanical suspension system shall be of the concealed type.

         D.       Lighting

                  1. At Landlord's election, either: (i) recessed 18 cell parabolic lighting fixtures (2' x 4') with three (3) 35-watt rapid start tubes to the extent of one such fixture per 85 square feet (average) of (x) New Rentable Area for multi-tenant floors or (y) Gross Area, excluding core area, for single-tenant floor, or (ii) a (1' x 4') recessed fluorescent lighting fixture with two (2) 35-watt rapid start tubes to the extent of one such fixture per seventy (70) square feet (average) of (x) New Rentable Area for multi-tenant floors or (y) Gross Area 1, excluding core area, for single-tenant floors, shall be installed by Landlord. Where required by design conditions, smaller recessed florescent fixtures may be substituted at Landlord's option.

                  2. Miscellaneous fixtures, fluorescent and/or incandescent, shall be installed in mechanical spaces, toilet areas, stairwell and utility areas to conform to building operation requirements and existing codes.

                  3. Wall switches of the single pole, quiet type to the extent of one switch for each ten lighting fixtures averaged shall be installed by Landlord. Each private office shall have at least one wall switch (which will be counted in the allowance).


--------

1 The terms "Gross Area" and "Net Rentable Area" used in computing allowances under this Exhibit 3 refer to definitions appearing in
         Article 7 of the Lease.

         E.       Electrical and Telephone

                  1. Duplex wall base and floor receptacles (not to exceed one per 125 square feet of (i) Net Rentable Area for multi-tenant floors or (ii) Gross Area, not including building core area, for single-tenant floors) shall be installed by Landlord. It is understood that not more than 10% of the total number of such receptacles may be located in the floor.

                  2. Landlord will make the necessary provisions for wall and baseboard telephone outlets (not to exceed one per 200 square feet of (i) Net Rentable Area for multi-tenant floors or (ii) Gross Area, not including building core area, for single-tenant floors). Installation of the wiring by the telephone company is the responsibility of Tenant. It is understood that not more than 10% of the total number of such outlets may be located in the floor.

                  3. Power wiring circuits, including terminal device (208 Volt, 3 Phase, grounded) shall be made available to Tenant as may be agreed between the parties in connection with Tenant equipment at the rate of one per 6,000 square feet of (i) Net Rentable Area for multi-tenant floors or (ii) Gross Area, not including building core area, for single tenant floors.

         F.       Plumbing

                  1. Wet stacks will be available on the typical office floor containing cold water, waste, and vents. Tenant equipment can be connected at these points by the Landlord at the Tenant's expense.

         G.       Painting and Wall Covering

                  1. All wall surface shall receive a finish coat of building standard Polomyx paint over one prime coat, or equal, as Landlord may elect. Doors and frames shall receive one coat of enamel over one prime coat or shall have a natural finish of one coat of sealer and one coat of varnish.

                  2. Paint colors shall be selected from the building standard color chart with not more than one accent color (flat paint) on one wall in each individual office.

                  3. Where Tenant desires wall covering, Landlord shall initially prepare walls to receive wall covering as designated by Tenant. Such wall covering shall be furnished and installed at Tenant's expense.
Wall covering shall be subject to Landlord's approval prior to installation.

                  4. Public areas, corridors and lobbies shall be finished in accordance with the Landlord's Architect's schedule of room finish.

         H.       Sun-Control Blinds

         Landlord shall furnish and install sun-control blinds or drapes, including the tracks therefor, in colors selected by Landlord.

         I.       Mechanical

                  1. Landlord will install one thermostat for every four perimeter units in premises served by the Building perimeter system.

                  2. Landlord will install one supply diffuser with 6 feet of flexible hose for every 200 square feet of (i) Net Rentable Area for multi-tenant floors or (ii) Gross Area, not including core area, for single-tenant floors in any premises served by the Building central air distribution system.

                  3. Landlord will install a sprinkler system for the public areas and tenant premises to the extent of one head per 225 square feet of (i) Net Rentable Area for multi-tenant floors or (ii) Gross Area, not including building core area, for single-tenant floors.

                  Such head shall be a chrome pendant head. Heads will be installed in accordance with approved Tenant's final plans and all other governing agencies and regulations.

                                    EXHIBIT B

                            FORM OF LETTER OF CREDIT

                          ______________________________
                         [Name of Financial Institution]

                                          Irrevocable Standby
                                          Letter of Credit
                                          No.___________________________________
                                          Issuance Date: _______________________
                                          Expiration Date:______________________

Applicant: Servicesoft Technologies, Inc.

Beneficiary

Metropolitan Life Insurance Company
c/o SSR Realty Advisors, Inc.
One North Broadway, Suite 500
White Plains, New York 10601
Attn: Director of Asset Management

Ladies/Gentlemen:

We hereby establish our Irrevocable Standby Letter of Credit in your favor for the account of the above referenced Applicant in the amount of One Hundred Sixty-Five Thousand Six Hundred Twenty-Four and 99/100 ($165,624.99) U.S. Dollars available for payment at sight by your draft drawn on us when accompanied by the following documents:

1. An original copy of this Irrevocable Standby Letter of Credit.

2. Beneficiary's dated statement purportedly signed by one of its officers reading: "This draw in the amount of __________________($_______________) U. S.
Dollars under your Irrevocable Standby Letter of Credit No. ___________________________ represents funds due and owing to us as a result of the Applicant's failure to comply with one or more of the terms of that certain lease by and between Metropolitan Life Insurance Company, as landlord, and Servicesoft Technologies, Inc., as tenant."

         It is a condition of this Irrevocable Standby Letter of Credit that it will be considered automatically renewed for a one year period upon the expiration date set forth above and upon each anniversary of such date, unless at least sixty (60) days prior to such expiration date or applicable anniversary thereof, we notify you in writing by certified mail, return receipt requested, that we elect not to so renew this Irrevocable Standby Letter of Credit. A copy of any such notice shall also be sent to: Metropolitan Life Insurance Company, c/o SSR Realty Advisors, Inc., One North Broadway, Suite 500, White Plains, New York 10601, Attn: Legal Department. In addition, provided that you have not provided us with written notice of Applicant's default under the above referenced lease prior to the effective date of any reduction, the amount of this Irrevocable Standby Letter of Credit shall automatically reduce in accordance with the following schedule:

Effective Date of Reduction                     New Reduced Amount of Letter
                                                of Credit
[     ] (the thirtieth (30th) month after       Fifty-Five Thousand Two
         the Term Commencement Date)            Hundred Eight and 33/100
                                                ($55,208.33) U.S. Dollars

In addition to the foregoing, we understand and agree that you shall be entitled to draw upon this Irrevocable Standby Letter of Credit in accordance with 1. and
2. above in the event that we elect not to renew this Irrevocable Standby Letter of Credit and, in addition, you provide us with a dated statement purportedly signed by one of Beneficiary's officers stating that the Applicant has failed to provide you with an acceptable substitute irrevocable standby letter of credit in accordance with the terms of the above referenced lease. We further acknowledge and agree that: (a) upon receipt of the documentation required herein, we will honor your draws against this Irrevocable Standby Letter of Credit without inquiry into the accuracy of Beneficiary's signed statement and regardless of whether Applicant disputes the content of such statement; (b) this Irrevocable Standby Letter of Credit shall permit partial draws and, in the event you elect to draw upon less than the full stated amount hereof, the stated amount of this Irrevocable Standby Letter of Credit shall be automatically reduced by the amount of such partial draw; and (c) you shall be entitled to assign your interest in this Irrevocable Standby Letter of Credit from time to time without our approval and without charge. In the event of an assignment, we reserve the right to require reasonable evidence of such assignment as a condition to any draw hereunder.

This Irrevocable Standby Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 revision) ICC Publication No. 500.

We hereby engage with you to honor drafts and documents drawn under and in compliance with the terms of this Irrevocable Standby Letter of Credit.

All communications to us with respect to this Irrevocable Standby Letter of Credit must be addressed to Metropolitan Life Insurance company, SSR Realty Advisors, Inc., One North Broadway, Suite 500, White Plains, New York 10601,
Attn: Director of Asset Management.

                                                Very truly yours,

                                                ----------------------------

                                                ----------------------------
                                                          [name]

                                                ----------------------------
                                                          [title]

                                    EXHIBIT 4

                               THE DAVIS COMPANIES

                             Cleaning Specifications

                                  OFFICE AREAS

A. DAILY ON BUSINESS DAYS

         1. Empty and clean all waste receptacles and remove waste material from the premises: change waste basket liners as necessary.

         2. Sweep and wash all uncarpeted areas.

         3. Vacuum carpeting and rugs in all traffic and main areas. Check for, and vacuum all obvious debris under desks, behind barrels, etc.

         4. Spot clean glass on tenant entrance doors and interior glass partitions.

         5. Spot clean by damp wiping fingerprints, smears and smudges on walls, doors, frames, kick and push plates, handles, and light switches.

         6. Clean spots and stains on rug and V.C.T.

         7. Damp wipe all Formica counter tops, sinks, and table tops.

         8. Wash clean all water fountains and adjacent floor area.

         9. Wipe clean all brass and other bright work.

         10. Remove all finger marks from private doors, light switches, and doorways.

         11. Upon completion of cleaning all lights will be turned off, doors locked, and alarms engaged if applicable, leaving the premises in an orderly condition.

                                EXHIBIT 4 (con't)

B. TWICE WEEKLY.

         1. Thoroughly vacuum all carpeted areas including edges and corners.

         2. Hand dust and wipe clean with treated clothes, all horizontal surfaces, including furniture, office equipment, window sills, door ledges, chair rails and counter tops, within normal reach.

         3. Move and dust under all lightweight desk equipment and telephones and replace same.

         4. Hand dust grill work.

C. WEEKLY

         1. Wash all glass at tenant entrance doors.

         2. Wash all glass tenant entrance sidelights.

         3. Dust all closet shelving, coat racks, etc.

         4. Brush and hand dust all carpet edges and other areas inaccessible to vacuum attachments.

         5. Brush seat cushions on chairs, sofas, etc.

         6. Dust all ventilating and air conditioning louvers and grills.

D. MONTHLY

         1. Render high dusting not reached in nightly cleaning to include:

            a) dusting of all pictures, frames, charts, graphs, and similar wall

            b) dusting of all vertical surfaces, such as walls, partitions, doors and door frames, etc.

            c) dusting of all pipes, ducts, and high moldings; and

                                EXHIBIT 4 (con't)

            d) dusting of all Venetian blinds. hangings;

         2. Move and vacuum clean underneath all furniture that can reasonably be moved.

         3. Spray buff all resilient floors.

E. SEMI-ANNUALLY

         1. Strip and wax all resilient floors

                                   LAVATORIES

A. DAILY ON BUSINESS DAYS

         1. Sweep wash and rinse all floors thoroughly, using, a disinfectant.

         2. Wash all basins, bowls, urinals, and shower stalls.

         3. Empty and clean paper towel and sanitary disposal receptacles. Replace liners back into receptacles. All liners to be provided by landlord.

         4. Refill tissue holders, soap dispensers, towel dispensers and sanitary dispensers. Materials are to be furnished by the landlord.

         5. A non-acidic sanitizing solution will be used in all lavatory cleaning.

         6. Wash and polish all mirrors, powder shelves, brightwork, flushometers, piping and toilet seat hinges, etc.

         7. Wash both sides of all toilet seats.

         8. Dust all partitions, tile walls, dispensers, and receptacles.

         9. Remove waste paper and refuse to designated areas on the premises.

                                EXHIBIT 4 (con't)

B.       WEEKLY

         1. Wash all partitions and walls.

         2. Vacuum all air vents.

         3. Wipe down all high light fixtures.

         4. Flush floor drains with disinfectant.

         5. Check and refill, if necessary, all automatic deodorizing equipment.

C. MONTHLY

         1.  Machine scrub floors.

                                    ELEVATORS

A. DAILY ON BUSINESS DAYS

         1. Clean interior walls, doors, and bright work, including ceiling.

         2. Vacuum floors.

         3. Clean door sills or tracks.

         4. Clean exterior elevator doors, and frames.

                                EXHIBIT 4 (con't)

               LOBBIES, COMMON AREAS AND FRONT CARPETED STAIRCASE

A. DAILY ON BUSINESS DAYS

         1. Empty all waste baskets and change liners, empty cigarette urns, and ash trays. Remove waste material from premises.

         2. Vacuum rugs mats and carpeted areas.

         3. Inspect carpet for spots and stains, removing where possible.

         4. Spot clean all interior glass in partitions and doors.

         5. Clean and sanitize drinking fountains.

         6. Damp mop tile lobby floor; after mopping thoroughly utilize a wetvac to remove excess water and dirt.

         7. Clean entrance glass doors on lobby floor both sides.

         8. Hand dust and wipe clean with treated cloths all furniture, window sills, railings, and planters.

         9. Dust and wash all director boards.

         10. Spot clean by damp wiping fingerprints, smears, smudges on walls, doors and frames.

         11. Clean any and all metal work inside lobby.

         12. Clean any and all metal work surrounding building entrance doors.

         13. Sweep main stairwell and dust handrails.

                                EXHIBIT 4 (con't)

B. WEEKLY

         1. Dust all artwork.

         2. Dust air vents.

C. MONTHLY

         1. Machine scrub brick or granite lobby floor.

         2. Dust above hand height all surfaces, including light fixtures with reach of a step ladder.

         3. Wash all boards.

         4. Dust all air grills and/or heating units and vacuum.

         5. Damp mop secondary staircase flooring.

         6. Dust fire extinguishers and hose cabinets.

         7. Spray buff resilient floors.

D. QUARTERLY

         1  Strip and wax all resilient floors.

         2. Shampoo all common area carpeting.

                                EXHIBIT 4 (con't)

                                  MISCELLANEOUS

A. DAILY

         1. Change light bulbs as necessary.

         2. Report all maintenance deficiencies to building management i.e., inoperable light fixture, plumbing problems, roof leaks, etc.

B. WEEKLY

         1. Sweep, mop, or vacuum secondary stairs.

         2. Check supplies and order as necessary.

C. MONTHLY

         1. Inspect and clean all utility closets.

         2. Shampoo elevator carpets, more frequently if necessary.

Should a tenant instruct a cleaner to do other than those duties specified herein, i.e. leave lights on, leave doors open, leave alarms off, don't vacuum, etc., the cleaner must report this to the cleaning supervisor who will obtain the tenant's name and, in turn, report this information to the Glen Management Tenant Service Coordinator on the following business day.

The cleaner's duty at all times is to locate unclean conditions and correct them.

                                EXHIBIT 4 (con't)

                               THE DAVIS COMPANIES

                         Daily Day Porter Specifications

*Check and clean all common areas as needed

*Sweep, mop, and vacuum main lobby floor as necessary

*Clean main lobby glass and bright work as necessary

*Dust horizontal surfaces, woodwork, artwork, etc., in main lobby is necessary

*Check all restrooms throughout building to ensure sufficient supply of paper products, soap, deodorizers, etc., and clean as necessary

*Clean elevators as necessary, wipe, vacuum, etc.

*Change common area light bulbs as necessary

*Spread ice melt on all building walks and entrances as needed

*Police building exterior for debris

*Empty common area ash urns and barrels as necessary

*Respond to tenant and management requests as needed

*Report building deficiencies, i.e., lighting, plumbing, leaks, etc., promptly to building management

*Provide emergency assistance as needed

The Day Porter's duty is to support nightly cleaning operations and must make it his/her business to locate unclean conditions and correct them.

                                                              EXHIBIT 5, SHEET 1

[LETTERHEAD - VINICK & CAULFIELD ASSOCIATES, INC.]



Project Name:     Servicesoft

                  Apple Hill

Re:               Outline of Tenant Improvements

OVERVIEW

         The intent is to maintain virtually all of the existing. New walls are added to create multi-tenant lobby, tenant demise and few interior spaces.

         The new work should conform to the existing similar construction or building standard. Items perceived as "upgrades" are limited to new tenant entrance constructed of wood and glass. Wood and glass would also be considered at the new large Conference/Boardroom off the elevator lobby. An enlarged Lunchroom is anticipated.

         Servicesoft would be installing now movable workstations that in all likelihood would require new locations of electric and tel/data connections.

         Existing ceilings remain. Exit lights will require modifications due to new workstation Layout. Lights will be reconfigured in the new Boardroom and a few wall washers added.

         Existing flooring to remain, be patched and cleaned as required. Areas such as the Lunchroom will require additional VCT.

         Appliances for Lunchroom will be new. Additional counters and cabinets are required for Lunchroom. Note, the new perimeter Lunchroom will require review of the HVAC system. The increase of population and equipment in this localized area should focus on limiting the migration of food odors and satisfying the BTU loads.

         Computer/Communications-Networkroom will require 24-hour cooling.

         Fire Alarm/Life Safety devices would need to be addressed as required by new work.

         A new coat of paint throughout would be required.

                               EXHIBIT 5, SHEET 2

Project Name:     Servicesoft

                  Apple Hill

Re:               Outline of Tenant Improvements

OVERVIEW

         The intent is to maintain virtually all of the existing. New walls are added to create multi-tenant lobby, tenant demise and few interior spaces.

         The new work should conform to the existing similar construction or building standard. Items perceived as "upgrades" are limited to new tenant entrance constructed of wood and glass. Wood and glass would also be considered at the new large Conference/Boardroom off the elevator lobby. An enlarged Lunchroom is anticipated.

         Servicesoft would be installing new movable workstations that in all likelihood would require new locations of electric and tel/data connections.

         Existing ceilings remain. Exit lights will require modifications due to now workstation Layout. Lights will be reconfigured in the new Boardroom and a few wall washers added.

         Existing flooring to remain, be patched and cleaned as required. Areas such as the Lunchroom will require additional VCT.

         Appliances for Lunchroom will be new. Additional counters and cabinets are required for Lunchroom. Note, the new perimeter Luncbroom will require review of the HVAC system. The increase of population and equipment in this localized area should focus on limiting the migration of food odors and satisfying the BTU loads.

         Computer/Communications-Networkroom will require 24-hour cooling.

         Fire Alarm/Life Safety devices would need to be addressed as required by new work.

         A new coat of paint throughout would be required.

RIDER TO LEASE

The subject Lease is hereby amended as follows:

1.       SECURITY DEPOSIT

         A. Tenant shall, at the time that Tenant executes and delivers this Lease to Landlord, pay to Landlord a Security Deposit ("Security Deposit") in the amount of One Hundred Sixty-Five Thousand Six Hundred Twenty-Four and 99/100 ($165,624.99) securing Tenant's obligations under this Lease. In no event shall said Security Deposit be deemed to be a prepayment of rent nor shall it be considered a measure of liquidated damages. Tenant agrees that no interest shall accrue on said deposit and that Landlord shall have no obligation to maintain such deposit in a separate account (i.e. Landlord shall have the right to commingle such deposit with other funds of Landlord). In the event that Tenant shall default (beyond the expiration of any applicable cure periods as set forth in Article 21.7 of the Lease) in any of its obligations under the Lease, Landlord shall have the right, without prior notice to Tenant, to apply said deposit (or any portion thereof) towards the cure of any such default and Tenant shall promptly, upon notice from Landlord, pay to Landlord any amount so applied by Landlord in order to restore the full amount of said deposit. In addition, in the event of a termination based upon the default of Tenant under the Lease, or a rejection of the Lease pursuant to the provisions of the Federal Bankruptcy Code, Landlord shall have the right to apply said Security Deposit (from time to time, if necessary) to cover the full amount of damages and other amounts due from Tenant to Landlord under the Lease. Any amounts so applied shall, at Landlord's election, be applied first to any unpaid rent and other charges which were due prior to the filing of the petition for protection under the Federal Bankruptcy Code. The application of all or any part of the deposit to any obligation or default of Tenant under this Lease shall not deprive Landlord of any other rights or remedies Landlord may have nor shall such application by Landlord constitute a waiver by Landlord. Provided that Tenant has never been in default (beyond the expiration of applicable cure periods set forth in Article
21.7 of the Lease) in any of its obligations under the Lease prior to the date ("Reduction Date") thirty (30) months after the Term Commencement Date, Landlord shall, within ten (10) days of written request made by Tenant after the Reduction Date, refund to Tenant One Hundred Ten Thousand Four Hundred Sixteen and 66/100 ($110,416.66) Dollars of said Security Deposit, thereby reducing the Security Deposit to Fifty-Five Thousand Two Hundred Eight and 33/100 ($55,208.33) Dollars. Provided that Tenant is not in default of any of its obligations under the Lease at the expiration of the term of the Lease, Landlord shall refund to Tenant any portion of said Security Deposit which Landlord is then holding.

         B. All or part of the Security Deposit may be in the form of an irrevocable letter of credit (the "Letter of Credit"), which Letter of Credit shall: (a) be in the initial amount of $165,624.99; (b) be in the form attached to the Lease as Exhibit 4; (c) name Tenant fails to give timely notice, as aforesaid, Tenant shall have no further right to extend the term of this Lease, time being of the essence of this Paragraph 2.

B. Yearly Rent

         The Yearly Rent during the additional term shall be based upon the Fair Market Rental Value, as defined in Paragraph 3 of this Rider, as of the commencement of the additional term, of the premises then demised to Tenant, provided however, that in no event shall the sum of Yearly Rent, Operating Expense Excess and Tax Excess payable by Tenant for any twelve-(12)-month period during the additional term be less than the sum of Yearly Rent, Operating Expense Excess and Tax Excess payable by Tenant in respect of the twelve-(12)-month period immediately preceding the commencement of the additional term.

C. Notwithstanding anything to the contrary herein or in the Lease contained, in the event that Tenant timely exercises its option to extend the term of the Lease pursuant to this Paragraph 2, Landlord shall contribute to Tenant up to $2.00 per square foot of Total Rentable Area ("Landlord's Refurbishment Allowance") towards the costs incurred by Tenant in refurbishing the premises during said additional term of the Lease ("Tenant's Refurbishment Work"). Tenant's Refurbishment Work shall be performed in accordance with Articles 12 and 13 of the Lease. Provided that Tenant is not in default of its obligations under the Lease at the time that Tenant requests any requisition on account of Landlord's Refurbishment Allowance, Landlord shall pay the cost of the work shown on each requisition (as hereinafter defined) submitted by Tenant to Landlord within thirty (30) days of submission thereof by Tenant to Landlord. For the purposes hereof, a "requisition" shall mean written documentation (including, without limitation, invoices from Tenant's contractor, written lien waivers and such other documentation as Landlord may reasonably request) showing in reasonable detail the costs of the improvements installed by Tenant to date in the premises. Each requisition shall be accompanied by evidence reasonably satisfactory to Landlord that all work covered by previous requisitions has been fully paid by Tenant. Landlord shall have the right, upon reasonable advance notice to Tenant, to inspect Tenant's books and records relating to each requisition in order to verify the amount thereof. Tenant shall submit requisition(s) no more often than monthly.

         Notwithstanding anything to the contrary herein contained:

         (i) Landlord shall have no obligation to advance funds on account of Landlord's Refurbishment Allowance unless and until Landlord has received the requisition in question, together with the certifications required by Subparagraph C. hereof, certifying that the work shown on the requisition has been performed in accordance with applicable law and in accordance with Tenant's plans.

         (ii) Except with respect to work and/or materials previously paid for by Tenant, as evidenced by paid invoices and written lien waivers provided to Landlord, Landlord shall have the right to have Landlord's Refurbishment Allowance paid to both Tenant and Tenant's contractor(s) and vendor(s) jointly, or directly to Tenant's contractor if Landlord has reason to believe there are or may be outstanding claims by such contractor(s) or vendor(s).

         (iii) Landlord shall have no obligation to pay Landlord's Refurbishment Allowance in respect of any requisition submitted prior to the commencement of the additional term or later than the date six (6) months after the commencement of the additional term.

         (iv) Tenant shall not be entitled to any unused portion of Landlord's Refurbishment Allowance.

         D. Notwithstanding the fact that upon Tenant's exercise of the herein option to extend the term of the Lease such extension shall be self-executing, as aforesaid, the parties shall promptly execute a lease amendment reflecting such additional term after Tenant exercises the herein option, except that the Yearly Rent payable in respect of such additional term may not be set forth in said amendment. Subsequently, after such Yearly Rent is determined, the parties shall execute a written agreement confirming the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of its rights under this Paragraph 2, unless otherwise specifically provided in such lease amendment.

         E. Tenant shall have no further option to extend the term of the Lease other than the one (1) additional five (5) year term herein provided.

3. DEFINITION OF FAIR MARKET RENTAL VALUE

         For the purposes of this Rider:

         A. "Fair Market Rental Value" shall be computed as of the date in question at the then current annual rental charge (i.e., the sum of Yearly Rent plus escalation and other charges), including provisions for subsequent increases and other adjustments for leases or agreements to lease then currently being negotiated (i.e. as evidenced by executed letters of intent) or executed within the previous six month period in comparable space located in the Building, or if no leases or agreements to lease were being negotiated (i.e. as evidenced by executed letters of intent) or executed in the Building within such six month period, the Fair Market Rental Value shall be determined by reference to leases or agreements to lease then currently being negotiated (i.e. as evidenced by executed letters of intent) or executed for comparable space located elsewhere in first-class office buildings located in the Natick/Framingham suburban area within the previous six month period. In determining Fair Market Rental Value, the following factors, among others, shall be taken into account and given effect: size, location of premises, lease term, condition of building, services provided by the Landlord, and the fact that Landlord is required to provide Landlord's Refurbishment Allowance to Tenant in connection with Tenant's exercise of its extension option.

         B. Operating Costs in the Base Year shall be equal to the actual amount of Operating Costs for the Operating Year immediately preceding the effective date of determination of such Fair Market Rental Value, and the Tax Base shall equal the actual amount of Taxes for the last fiscal/tax year for which actual data is available.

         C. Dispute as to Fair Market Rental Value

         Landlord shall initially designate Fair Market Rental Value and Landlord shall furnish data in support of such designation. If Tenant disagrees with Landlord's designation of a Fair Market Rental Value, Tenant shall have the right, by written notice given within thirty (30) days after Tenant has been notified of Landlord's designation, to submit such Fair Market Rental Value to arbitration. Fair Market Rental Value shall be submitted to arbitration as follows: Fair Market Rental Value shall be determined by impartial arbitrators, one to be chosen by the Landlord, one to be chosen by Tenant, and a third to be selected, if necessary, as below provided. The unanimous written decision of the two first chosen, without selection and participation of a third arbitrator, or otherwise, the written decision of a majority of three arbitrators chosen and selected as aforesaid, shall be conclusive and binding upon Landlord and Tenant. Landlord and Tenant shall each notify the other of its chosen arbitrator within ten (10) days following the call for arbitration and, unless such two arbitrators shall have reached a unanimous decision within thirty (30) days after their designation, they shall so notify the President of the Boston Bar Association (or such organization as may succeed to said Boston Bar Association) and request him to select an impartial third arbitrator, who shall be an office building owner or a real estate broker dealing with like types of properties, to determine Fair Market Rental Value as herein defined. Such third arbitrator and the first two chosen shall, subject to commercial arbitration rules of the American Arbitration Association, hear the parties and their evidence and render their decision within thirty (30) days following the conclusion of such hearing and notify Landlord and Tenant thereof. Landlord and Tenant shall bear the expense of the third arbitrator (if any) equally. The decision of the arbitrator shall be binding and conclusive, and judgment upon the award or decision of the arbitrator may be entered in the appropriate court of law (as identified on Exhibit 1); and the parties consent to the jurisdiction of such court and further agree that any process or notice of motion or other application to the Court or a Judge thereof may be served outside the State wherein the Building is situated by registered mail or by personal service, provided a reasonable time for appearance is allowed. If the dispute between the parties as to a Fair Market Rental Value has not been resolved before the commencement of Tenant's obligation to pay rent based upon such Fair Market Rental offer such area for lease to third parties). In no, event shall Tenant have any rights under this Paragraph 4 on or after the date ("Last RFO Date") nine (9) months prior to the expiration of the initial term of the Lease (i.e. Landlord shall have no obligation to give Landlord's Notice, as hereinafter defined, to Tenant on or after the date nine (9) months prior to the expiration of the initial term of the Lease), except that if Tenant has previously timely and properly exercised its right to extend the term of the Lease pursuant to Paragraph 2 of the Rider to the Lease, then the Last RFO Date shall be the date nine (9) months prior to the expiration of the additional term of this Lease .

B. Exercise of Right to Lease RFO Premises

         Landlord shall give to Tenant an offer to lease RFO Premises at such time as Landlord determines, as aforesaid, that such RFO Premises will become available for lease to Tenant. Landlord's Notice shall set forth the exact location of the RFO Premises, Landlord's designation of the Fair Market Rental Value of such RFO Premises, and the Specified, Commencement

Date in respect of such RFO Premises. Tenant shall have the right, exercisable upon written notice ("Tenant's Exercise Notice") given to Landlord within ten
(10) business days after the receipt of Landlord's Notice, to lease such RFO Premises. If Tenant fails timely to give Tenant's Exercise Notice, Landlord shall be free to lease such RFO Premises to any third party, and Tenant shall have no further right to lease such RFO Premises pursuant to this Paragraph 4, except as set forth in Subparagraph A of this Paragraph 4. Upon the timely giving of such notice, Landlord shall lease and demise to Tenant and Tenant shall hire and take from Landlord, such RFO Premises, upon all of the same terms and conditions of the Lease except as hereinafter set forth.

         C. Lease Provisions Applying to RFO Premises

         The leasing to Tenant of such RFO Premises shall be upon all of the same terms and conditions of the Lease, except as follows:

         (1) Term Commencement Date

         The Term Commencement Date in respect of such RFO Premises shall be the later of: (x) the Specified Commencement Date in respect of such RFO Premises as set forth in Landlord's Notice, or (y) the date that all occupants of such RFO Premises vacate the RFO Premises and deliver them to Landlord.

         (2) Yearly Rent

         The Yearly Rent shall be based upon the Fair Market Rental Value, as defined in Paragraph 3 of the Rider to this Lease, of such RFO Premises, as of the Term Commencement Date in respect of such RFO Premises.

         (3) Condition of RFO Premises

Tenant shall take such RFO Premises "as-is" in its then (i.e. as of the date of premises delivery) state of construction, finish, and decoration, without any obligation on the part of Landlord to construct or prepare any RFO Premises for Tenant's occupancy or to provide any Landlord construction allowance in respect of the RFO Premises.

D. Execution of Lease Amendments

         Notwithstanding the fact that Tenant's exercise of the above-described option to lease RFO Premises shall be self-executing, as aforesaid, the parties hereby agree promptly to execute a lease amendment reflecting the addition of an RFO Premises, except that the Yearly Rent payable in respect of such RFO Premises may not be set forth in said amendment. Subsequently, after such Yearly Rent is determined, the parties shall execute a written agreement confirming the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of the herein option to lease the RFO Premises, unless otherwise specifically provided in such lease amendment.

                                 Two Apple Hill
                              598 Worcester Street
                              Natick, Massachusetts
                                ("the Building")

                                 FIRST AMENDMENT
                                 October 8, 1999

              LANDLORD:                   Metropolitan Life Insurance Company

              TENANT:                     Servicesoft Technologies, Inc.

              EXISTING PREMISES:          An area on the third (3rd) floor of
                                          the Building, substantially as shown
                                          on Lease Plan, Exhibit 2, dated April
                                          9, 1999

ORIGINAL      LEASE EXECUTION DATE:       April 9, 1999
LEASE
DATA

              TERMINATION DATE:           June 30, 2004

              PREVIOUS LEASE AMENDMENTS:  Letter Agreement dated June 17, 1999

              FIRST AMENDMENT             An area on the third (3rd) floor of
              ADDITIONAL PREMISES:        the Building, consisting of 19,440
                                          square feet of Total Rentable Area,
                                          substantially as shown on Lease Plan,
                                          Exhibit 2, First Amendment, dated
                                          October 8, 1999, a copy of which is
                                          attached hereto and incorporated by
                                          reference herein

              EXTENDED TERMINATION
              DATE:                       July 31, 2005

         WHEREAS, Tenant desires to (i) extend the term of the lease; and (ii) lease additional premises located in the Building, to wit, the First Amendment Additional Premises;

         WHEREAS, Landlord is willing to (i) extend the term of the Lease and
(ii) lease the First Amendment Additional Premises to Tenant on the terms and conditions hereinafter set forth;

         NOW THEREFORE, the parties hereby agree that the above-referenced lease (the "Lease") is hereby amended as follows:

EXTENSION OF TERM OF LEASE

         The term of the Lease is hereby extended for an additional period commencing as of July 1, 2004 and terminating as of July 31, 2005. Said additional term shall be upon the terms set forth on Revised Exhibit 1, First Amendment, Sheets 1, 2 and 3, dated October 8, 1999, a copy of which is attached hereto and incorporated by reference herein, and upon all of the other terms and conditions of the Lease in effect immediately preceding the commencement of such additional term (including, without limitation, Tenant's obligation to pay Electricity Rent, pursuant to and in accordance with Article 8 of the Lease and Tenant's Option to Extend the Term of the Lease, pursuant to Paragraph 2 of the Rider to the Lease), except as set forth herein.

DEMISE OF THE FIRST AMENDMENT ADDITIONAL PREMISES

         Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the First Amendment Additional Premises for a term commencing as of January 1, 2000 and terminating as of July 31, 2005. Said demise of the First Amendment Additional Premises shall be upon the terms set forth on Revised Exhibit 1, First Amendment, Sheets 1, 2 and 3, dated October 8, 1999, and upon all of the other terms and conditions of the Lease, including, without limitation, Tenant's obligation to pay Electricity Rent in accordance with Article 8 of the Lease), except as follows:

A. The Term Commencement Date in respect of the First Amendment Additional Premises shall be January 1, 2000.

B. Commencing as of the Term Commencement Date in respect of the First Amendment Additional Premises, Tenant shall pay Tax Excess and Operating Expense Excess in respect of the First Amendment Additional Premises on a monthly estimated basis based upon the most recent Tax and Operating Cost data available to Landlord.

C. Whereas, the First Amendment Additional Premises constitute the RFO Premises, as defined in Paragraph 4 of the Rider to the Lease, said Paragraph 4 of the Rider to the Lease is hereby deleted in its entirety and is of no further force or effect.

D. In the event that any of the provisions of the Lease are inconsistent with this Amendment or the state of facts contemplated hereby, the provisions of this Amendment shall control.

CONDITION OF FIRST AMENDMENT ADDITIONAL PREMISES

         Notwithstanding anything to the contrary herein or in the Lease contained, Tenant shall take the First Amendment Additional Premises "as-is", in the condition in which the First Amendment Additional Premises are in as of the Term Commencement Date in respect of the First Amendment Additional Premises, without any obligation on the part of Landlord to prepare or construct the First Amendment Additional Premises for Tenant's occupancy, and without any warranty or representation on the part of Landlord as to the condition of the First Amendment Additional Premises. In implementation of the foregoing, Article 4 of the Lease shall have no applicability to the First Amendment Additional Premises.

LANDLORD'S CONTRIBUTION

E. Landlord shall, in the manner hereinafter set forth, provide to Tenant Two Hundred Thirty-Three Thousand Two Hundred Eighty and 00/100 ($233,280.00) Dollars ("Landlord's Contribution") towards the cost of leasehold improvements to be installed by Tenant in the First Amendment Additional Premises and towards the cost of architectural and engineering fees incurred by Tenant in preparing Tenant's plans ("Tenant's Work"). Provided that Tenant is not in default of its obligations under the Lease at the time that Tenant requests any requisition on account of Landlord's Contribution, Landlord shall pay the cost of the work shown on each requisition (as hereinafter defined) submitted by Tenant to Landlord within fourteen (14) days of submission thereof by Tenant to Landlord.

F. For the purposes hereof, a "requisition" shall mean written documentation (including, without limitation, invoices from Tenant's contractor, written lien waivers and such other documentation as Landlord may reasonably request ("Requisition"), showing in reasonable detail the total cost of leasehold improvements installed by Tenant in the First Amendment Additional Premises. Each Requisition shall be accompanied by certifications from Tenant, Tenant's architect, and Tenant's contractor that the work performed has been performed in accordance with applicable laws and in accordance with Tenant's approved plans, and that the amount of Landlord's Contribution to be paid to Tenant does not exceed the total cost of Tenant's Work. Landlord shall have the right, upon reasonable advance notice to Tenant, to inspect Tenant's books and records relating to each requisition in order to verify the amount thereof Tenant shall submit requisition(s) no more often than weekly.

G. Notwithstanding anything to the contrary herein contained, Landlord shall have no obligation to pay Landlord's Contribution unless and until Landlord has received the Requisition, together with the certifications required by Paragraph B hereof, certifying that the work shown on the Requisition has been performed in accordance with applicable laws and in accordance with Tenant's plans.

H. Tenant's Work shall be performed in accordance with the provisions of the Lease, including, without limitation, Articles 12 and 13 thereof.

I. Landlord shall have no obligation to pay Landlord's Contribution in respect of any Requisition submitted by Tenant to Landlord after September 30, 2000.

REVISED EXHIBIT 1, FIRST AMENDMENT

         Effective as of January 1, 2000, Exhibit 1, Sheets 1, 2 and 3, dated April 9, 1999 shall be deleted and Revised Exhibit 1, First Amendment, Sheets 1, 2 and 3, dated October 8, 1999 shall be substituted in its place.

SECURITY DEPOSIT/LETTER OF CREDIT

J. The parties acknowledge that Landlord is holding a cash Security Deposit in the amount of One Hundred Sixty-Five Thousand Six Hundred Twenty-Four and 99/100 ($165,624.99) pursuant to Subparagraph A of Paragraph 1 of the Rider to the Lease.

K. Tenant shall, at the time that Tenant executes and delivers this First Amendment to Landlord, pay to Landlord an additional security deposit ("Additional Security Deposit") in the amount of One Hundred Thirty-One Thousand Two Hundred Twenty and 00/ 100 ($131,220.00) Dollars securing Tenant's obligations in respect of the First Amendment Additional Promises. Tenant may provide the Additional Security Deposit either in the form of a cash security deposit or an additional letter of credit ("Additional Letter of Credit"). In either event, the Additional Security Deposit shall be held by Landlord in accordance with the terms and conditions of Paragraph 1 of the Rider to the Lease, except that, as of the Reduction Date, as hereinafter defined, Landlord shall, within ten (10) days of written request made by Tenant after the Reduction Date, refund to Tenant Eighty-Seven Thousand Four Hundred Eighty and 00/100 ($87,480.00) Dollars, thereby reducing the Additional Security Deposit to Forty-Three Thousand Seven Hundred Forty and 00/100 ($43,740.00) Dollars.

L. The parties hereby agree that the Reduction Date is June 30, 2002.

OPERATING COSTS IN THE BASE YEAR

         Reference is made to the fact that the Operating Costs in the Base Year in respect of the Existing Premises and First Amendment Additional Premises is the actual amount of Operating Costs for the first Lease Year. The parties hereby agree that, for the purposes of determining Operating Costs in the Base Year, Operating Costs for the first Lease Year shall be equal to the sum of: (x) 13/24 multiplied by the actual amount of Operating Costs for calendar year 1999; plus (y) 11/24 multiplied by the actual amount of Operating Costs for calendar year 2000.

ADJUSTMENT IN RESPECT OF TOTAL RENTABLE AREA OF THE BUILDING

         The parties acknowledge that there has been an adjustment in the Total Rentable Area of the Building so that the Total Rentable Area of the Building is 127,227 square feet. Therefore, the parties hereby agree that the Tenant's Proportionate Share in respect of the Existing Premises is 19.94%.

As hereby amended, the Lease is ratified, confirmed and approved in all respects.

         EXECUTED under seal as of the date first above-written.

LANDLORD:                                            TENANT:
METROPOLITAN LIFE INSURANCE                          SERVICESOFT TECHNOLOGIES,
COMPANY                                              INC,

On behalf of a co-mingled separate account

By: SSR Realty Advisors, Inc., its Investment
 Advisor


By: /s/ILLEGIBLE                          By: /s/ILLEGIBLE
    -------------------------------          ----------------------------------
   (Name) (Title)                             (Name) (Title)
          Hereunto Duly Authorized                    Hereunto Duly Authorized

Date Signed: 11/17/99                     Date Signed: 11/10/99

                   REVISED EXHIBIT 1, FIRST AMENDMENT, SHEET 1
                                 Two Apple Hill
                              598 Worcester Street
                              Natick, Massachusetts
                                (the "Building")


Execution Date:        October 8, 1999

Tenant:                Servicesoft Technologies, Inc.
                       (name)

                       a Delaware corporation
                       (description of business organization)

                       50 Cabot Street, Needham, Massachusetts 02194 (principal place of business - mailing address)

Landlord:              Metropolitan Life Insurance Company. Mailing Address: SSR
                       Realty Advisors, Inc,, One North Broadway, Suite 500,
                       White Plains, New York 10601, Attn: Director of Asset
                       Management. Additional Notice Address: SSR Realty
                       Advisors, Inc., One North Broadway, Suite 500, White
                       Plains, New York 10601, Attn: Legal Department.

Building:              The Building in the Town of Natick, Massachusetts, known
                       as Two Apple Hill, located at 598 Worcester Street.


Art. 2                    Existing Premises:      An area on the third (3rd))
                                                  floor of the Building
                                                  substantially as shown on
                                                  Lease Plan, Exhibit 2

                          First Amendment         An area on the third (3rd)
                          Additional Premises:    floor of the Building
                                                  substantially as shown on
                                                  Lease Plan, Exhibit 2, First
                                                  Amendment

Art. 3.1                  Term Commencement       January 1, 2000
                          Date in respect of
                          First Amendment
                          Additional Premises:

Art. 3.2                  Termination Date in     July 31, 2005
                          respect of all
                          premises:

Art. 4.3                  Final Plans Date:       Not applicable


Art. 5                    Use of Premises:        General business offices


Art. 6                    Yearly Rent in respect of Existing Premises:

                          Time Period             Yearly Rent                   Monthly Payment
                          ------------            -----------                   ---------------
                          June 15, 1999 -         $672,225.68                   $56,018.79
                          June 14, 2002:

                          June 15, 2002 -         $687,592.52                   $58,132.71
                          June 14, 2003:

                          June 15, 2003 -         $710,276.04                   $59,189.67
                          June 14, 2005:

                 Yearly Rent in respect of First Amendment Additional Premises:

                          Time Period             Yearly Rent                   Monthly Payment
                          -----------             -----------                   ---------------
                          January 1, 2000         $250,160.04                   $20,846.67
                          -  May 31, 2000:

                          June 1, 2000 -          $515,160.00                   $42,930.00
                          June 15, 2002:

                          June 1, 2002 -          $534,600.00                   $44,550.00
                          June 15, 2003:

                          June 16, 2003 -         $544,320.00                   $45,360.00
                          July 31, 2005:

Art. 7                    Total Rentable Area in respect of:

                          Existing Premises:      25,367 square feet
                          First Amendment         19,440 square feet

                          Additional Premises:

                          TOTAL:                  44,807 square feet

                          Building Total          127,227 square feet
                          Rentable Area:

Art. 8 Electric current will be furnished by Landlord to Tenant in respect of the Existing Premises and First Amendment Additional Premises. In consideration of Landlord providing electric current to Tenant during the term of the Lease in respect of the Existing Premises and First Amendment Additional Premises, in accordance with Article 8.1, Tenant shall pay to Landlord, as additional rent, at the same time and in the same manner as Yearly Rent is paid under the Lease, electricity rent in respect of the Existing Premises and First Amendment Additional Premises ("Electricity Rent") in the initial amount of $56,008.80 per annum (i.e., a monthly payment of $4,667.40), subject to increase in accordance with
                          Article 8.1(b).

Art. 9 Operating and Tax Escalation in respect of Existing Premises and First Amendment Additional Premises;

                          Operating Costs in      The sum of: (x) 13/24
                          the Base Year:          multiplied by the actual
                                                  amount of Operating Costs for
                                                  calendar year 1999; plus (y)
                                                  11/24 multiplied by the actual
                                                  amount of Operating Costs for
                                                  calendar year 2000.

                          Tax Base:               The actual amount of Taxes for
                                                  fiscal/tax year 2000 (i.e.,
                                                  July 1, 1999 - June 30, 2000)

                          Tenant's Proportionate Share in respect of:

                          Existing Premises:      19.94% First

                          Amendment Additional
                          Premises:               15.28%
                          TOTAL:                  35.22%

Art. 29.3                 Broker: Insignia/ESG, Inc.

Art. 29.5                 Arbitration:            Massachusetts Superior Court

                          Exhibit Dates:          Lease Plan, Exhibit 2, dated
                                                  April 9, 1999 and Lease Plan,
                                                  Exhibit 2, First Amendment
                                                  dated October 8, 1999


LANDLORD:                                         TENANT:
METROPOLITAN LIFE INSURANCE                       SERVICESOFT TECHNOLOGIES, INC.

COMPANY
On behalf of a co-mingled separate
account
By: SSR Realty Advisors, Inc., its
Investment Advisor


By: /s/ILLEGIBLE                         By: /s/ILLEGIBLE
   ------------------------                  -------------------------
(Name)  (Title)                            (Name)   (Title)
        Hereunto Duly Authorized                    Hereunto Duly Authorized

Date Signed: 11/17/99                                Date Signed: 11/10/99
             ---------------                                     --------------